NET LEASE AGREEMENT


      THIS NET LEASE AGREEMENT (this "Lease") is made as of September 28, 2007 (the "Effective Date"), by and between FI Properties Pool I LP, a Delaware limited partnership ("Landlord"), and First National Bank of Chester County, a national banking association ("Tenant") (collectively, Landlord and Tenant may hereafter be referred to as the "Parties" or individually as a "Party").

                                    RECITALS

      A. Landlord is the owner of approximately 2.2 acres of real estate commonly referred to as 202 Carter Drive situated in the Township of West Goshen, County of Chester, Commonwealth of Pennsylvania, which property is more particularly described on Exhibit A attached hereto and all of the buildings and improvements situated thereon (collectively, the "Demised Premises"). On today's date, Landlord purchased the Demised Premises from Tenant, pursuant to a certain Agreement for Purchase and Sale of Real Estate between Tenant (identified as "Seller" therein) and Landlord, as assignee of FTN Ramp, LLC, a Delaware limited liability company, dated September ___, 2007 (identified as the "Buyer" therein) (the "Purchase Agreement").

      B. Landlord wishes to lease the Demised Premises to Tenant, and Tenant wishes to lease the same from Landlord, upon the terms set forth herein.

      C. The Parties intend this Lease to be a bondable, fully net lease, wherein Tenant is responsible for all operating expenses (e.g., property taxes, insurance, utilities, Repairs (as such term is defined in Section 6.2 herein), maintenance and needed replacements) and, in addition, Tenant has no termination or abatement rights whatsoever. This mutual intention of the Parties should be followed by an arbitrator or other trier of fact to interpret and enforce this Lease if a dispute or controversy arises between Landlord and Tenant (or their successors or permitted assigns).

      D. The Parties have included provisions in this Lease to evidence the requirement and expectancy of Landlord described in Recital C above, including (by way of illustration and not limitation), (i) an express obligation of Tenant to continue payment of Base Rent or its present value equivalent to Landlord for the entire Lease Term, notwithstanding the full or partial taking, condemnation or destruction of the Demised Premises during the Lease Term (see Section 12 below), and (ii) an express waiver by Tenant of any right to terminate this Lease and its obligations hereunder during the Lease Term (see Section 27.16 below). Tenant has expressly, knowingly and intentionally agreed to such provisions, which the Parties acknowledge may not be customary in all net, long-term leases.

                                    AGREEMENT

      In consideration of the foregoing Recitals (all of which are incorporated in this Lease), the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the Parties by their execution hereof), the Parties agree as follows:

1. Demise; True Lease. Subject to the terms and conditions hereof, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Demised Premises, subject to the items set forth on Exhibit B attached hereto (the "Permitted Exceptions"), together with all rights, privileges and interests of Landlord and easements appurtenant thereto. Landlord and Tenant intend that: (i) this Lease is a "true lease" for tax purposes, and an "operating lease" for financial accounting purposes, and not a financing lease, capital lease, mortgage, equitable mortgage, deed of trust, trust agreement, security agreement or other financing or trust arrangement, and the economic realities of this Lease are those of a true lease; and

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(ii) the business  relationship  created by this Lease and any related documents is solely that of a long-term commercial lease between Landlord and Tenant and has been entered into by Landlord and Tenant in reliance upon the economic and legal bargains contained herein. Landlord and Tenant acknowledge and agree that the Lease Term is less than the remaining economic life of the Demised Premises. Landlord and Tenant irrevocably waive any claim or defense based upon the characterization of this Lease as anything other than a true lease and irrevocably waive any claim or defense which asserts that this Lease is anything other than a true lease. Landlord and Tenant covenant and agree that they shall not assert that this Lease is anything but a true lease. Landlord and Tenant
stipulate  and  agree  not  to  challenge  the   validity,   enforceability   or
characterization of this Lease as a true lease, and Landlord and Tenant further stipulate and agree that nothing contained in this Lease creates or is intended to create a joint venture, partnership (either de jure or de facto), equitable mortgage, trust, financing device or arrangement, security interest or the like. Landlord and Tenant shall support the intent of the Parties that this Lease is a true lease if, and to the extent that, any challenge occurs. Tenant represents and warrants to Landlord that (i) the annual rental payable under this Lease is the fair market value for the use of the Demised Premises and has been agreed to by Landlord and Tenant on that basis, and (ii) the execution, delivery and performance by Tenant of this Lease does not constitute a transfer of title of all or any part of the Demised Premises. The expressions of intent, waivers, representations, warranties, covenants, agreements and stipulations set forth in this Section 1 are a material inducement to Landlord entering into this Lease.

2. Term; Renewal Options. The term of this Lease shall commence on the Effective Date and expire at 11:59 p.m. on the day before the fifteenth (15th) annual anniversary of the Effective Date (the "Lease Term"). If Tenant is not in default under this Lease at the end of the initial Lease Term, Tenant shall have the right to renew the Lease Term for successive periods of five (5) years, five
(5) years and then four (4) years by giving Landlord written notice of Tenant's intent to renew the Lease at least one hundred twenty (120) days before the expiration of the then-current Lease Term. The renewal shall be on the same terms and conditions contained in this Lease, except that the Base Rent shall be as set forth below.

3.    Rent.

      3.1. Base Rent for Lease Term. Annual "Base Rent" during each year of the Lease Term shall be (i) $264,750.00, payable, in advance, on the first day of each Rental Month , as defined below, in twelve (12) equal installments of $22,062.50 during the first (1st) year of the Lease Term; (ii) Base Rent shall be increased each year of the second (2nd) through the fifteenth (15th) years of the Lease Term by 1.0% of the annual Base Rent for the immediately preceding lease year, payable, in advance, on the first day of each Rental Month, in twelve (12) equal installments, and (iii) if, and to the extent, Tenant's renewal options are validly exercised hereunder, Base Rent shall be increased in each year of the sixteenth (16th) through twenty-ninth (29th) years of the Lease Term, as applicable, by 2.0% of the Base Rent for the immediately preceding lease year, payable in advance, on the first day of each Rental Month, in twelve
(12) equal installments, such annual Base Rent being as follows:

      Year 2 of the Lease Term  Annual Base Rent  $267,397.50

      Year 3 of the Lease Term  Annual Base Rent  $270,071.48

      Year 4 of the Lease Term  Annual Base Rent  $272,772.19

      Year 5 of the Lease Term  Annual Base Rent  $275,499.91

      Year 6 of the Lease Term  Annual Base Rent  $278,254.91

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      Year 7 of the Lease Term  Annual Base Rent  $281,037.46

      Year 8 of the Lease Term  Annual Base Rent  $283,847.83

      Year 9 of the Lease Term  Annual Base Rent  $286,686.31

      Year 10 of the Lease Term Annual Base Rent  $289,553.17

      Year 11 of the Lease Term Annual Base Rent  $292,448.70

      Year 12 of the Lease Term Annual Base Rent  $295,373.19

      Year 13 of the Lease Term Annual Base Rent  $298,326.92

      Year 14 of the Lease Term Annual Base Rent  $301,310.19

      Year 15 of the Lease Term Annual Base Rent  $304,323.29

First Renewal Option (if applicable):

      Year 16 of the Lease Term Annual Base Rent  $310,409.76

      Year 17 of the Lease Term Annual Base Rent  $316,617.96

      Year 18 of the Lease Term Annual Base Rent  $322,950.32

      Year 19 of the Lease Term Annual Base Rent  $329,409.33

      Year 20 of the Lease Term Annual Base Rent  $335,997.52

Second Renewal Option (if applicable):

      Year 21 of the Lease Term Annual Base Rent  $342,717.47

      Year 22 of the Lease Term Annual Base Rent  $349,571.82

      Year 23 of the Lease Term Annual Base Rent  $356,563.26

      Year 24 of the Lease Term Annual Base Rent  $363,694.53

      Year 25 of the Lease Term Annual Base Rent  $370,968.42

Third Renewal Option (if applicable):

      Year 26 of the Lease Term Annual Base Rent  $378,387.79

      Year 27 of the Lease Term Annual Base Rent  $385,955.55

      Year 28 of the Lease Term Annual Base Rent  $393,674.66

      Year 29 of the Lease Term Annual Base Rent  $401,548.15

If the Lease Term commences on a day other than the first day of a Rental Month, or if the Lease Term expires on a day other than the last day of a Rental Month, then Base Rent for that month shall be prorated

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and shall be calculated by multiplying the applicable  monthly  installment by a fraction, the numerator of which shall be the number of days Base Rent covers during such commencement or expiration month, as the case may be, and the denominator of which shall be the actual number of days in such month. Tenant shall pay to Landlord Base Rent for the first month on the Effective Date. Tenant shall pay Landlord Base Rent by electronic transfer pursuant to wiring instructions from time to time provided by Landlord, or, at Landlord's discretion, to Landlord's payment address set forth in Section 27.15 below or such other place as Landlord may direct Tenant, in writing, from time to time. "Rental Month" shall mean a rental period commencing on the first calendar day of a calendar month and ending on (and including) the final calendar day of such calendar month, provided that Landlord shall have the right, by notice to Tenant in accordance with Section 27.15, to designate as the Rental Month the period commencing on any fixed numerical date of the calendar month and ending on (and including) the immediately precedent numerical calendar day of the following calendar month (i.e. if Landlord shall have designated the fifteenth (15th) calendar day of a calendar month as the first day of a Rental Month, such Rental Month shall end on (and include) the fourteenth (14th) calendar day of the following calendar month).

3.2.  Payment  of  Rent.  All Base Rent and   Additional  Rent (as such term is
defined in Section 3.3 below) which is to be paid to Landlord, and other payments to be made to Landlord by Tenant hereunder shall be payable, in legal tender, by electronic transfer pursuant to wiring instructions from time to time provided by Landlord, or, at Landlord's direction, to Landlord's payment address set forth in Section 27.15 below or such other place as Landlord may direct
Tenant, in writing, from time to time. Tenant shall pay all Base Rent, Additional Rent and other payments to be made by Tenant hereunder without notice, abatement, demand, offset or counterclaim.

3.3.  Additional Rent.

         3.3.1. Term Defined. Tenant shall pay as "Additional Rent" any amount designated as "Additional Rent" hereunder. Without limiting in any manner the amounts designated as Additional Rent herein, Additional Rent shall include, without limitation, all costs and expenses incurred for the operation, maintenance, Repair, use or occupancy of the Demised Premises, including the cost and expense of the following: snow and ice plowing and removal; gardening, landscaping, replanting and replacing flowers and shrubbery; Repair of the Demised Premises; electricity, water, gas, sanitary sewer, telecommunications, and all other utilities; maintenance and Repair of fixtures and building systems; maintenance and Repair of elevators and service contracts thereon; operation, maintenance and Repair of parking lots or garages, including machinery and equipment used in such operation and including systems regulating automobile and pedestrian traffic; sanitary control and extermination; removal of rubbish, garbage and other refuse; installation, maintenance and Repair of security systems and policing; maintenance and Repair of paving, curbs, driveways, sidewalks, and drainage facilities; operation, maintenance and Repair of the heating, ventilating and air-conditioning systems ("HVAC"); cleaning and janitorial services; maintenance and Repair of all doors and glass in the Demised Premises and the roof; maintenance and Repair of the fire sprinkler systems; all costs for Landlord's routine inspections of the Demised Premises as allowed under this Lease; all fees and costs incurred by Landlord in connection with any alterations, additions, reconstruction or renovation of the Demised Premises in compliance with this Lease, whether any of the foregoing arise following a casualty or condemnation or otherwise; real estate brokers' commissions incurred by Tenant; and all costs and expenses required to be paid under any of the documents identified as Permitted Exceptions. Notwithstanding the foregoing, Additional Rent does not include any of the following costs and expenses: (a) real estate brokers' commissions incurred by Landlord (except following an Event of Default (as defined in Section 13 herein)); (b) interest and amortization under mortgages or deeds of trust executed by Landlord and encumbering the Demised Premises; and (c) any inheritance, estate, succession, transfer, gift, franchise, corporation or federal or state income taxes based on the Rent received for the Demised Premises. Additional Rent shall either be

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

paid to Landlord in the case of any of the foregoing costs or expenses incurred by Landlord, or paid directly by Tenant in the case of any of the foregoing costs or expenses incurred by Tenant.

         3.3.2. Payment of Additional Rent. Unless otherwise specifically set forth herein, Tenant shall pay Landlord the Additional Rent which is payable to Landlord on the first day of each calendar month by electronic transfer pursuant to wiring instructions from time to time provided by Landlord, or, at Landlord's direction, to Landlord's payment address set forth in Section 27.15 below or such other place as Landlord may direct Tenant, in writing, from time to time.

      3.4. Past Due Rent. If Tenant fails to pay (i) Base Rent on or before the date on which it shall be due, or (ii) Additional Rent payable to Landlord on or before the date on which it is due, or (iii) any other amount or charge payable hereunder when due, then Tenant shall pay an additional administrative charge of five percent (5%) of the amount of each late payment (or, if less, the maximum administrative charge allowed by law) if such late payments are made within seven (7) days of the date due and if such amounts remain unpaid after such seven (7) day period, interest at the per annum rate equal to the lesser of (a) the prime rate of interest published by the Wall Street Journal from time to time as of the date of the breach plus four percent (4%) or (b) the maximum rate of interest allowed by law shall be charged and shall be paid by Tenant on each unpaid amount, retroactive to the date such amount shall have been due and payable.

4.       Landlord's Net Return; Net Lease.

         4.1. Landlord's Net Return. Landlord and Tenant intend that this Lease shall constitute a "net lease," so that the Base Rent and the Additional Rent shall provide Landlord with an absolutely "net" return for the Lease Term, free of all costs, expenses or charges with respect to the Demised Premises. Tenant shall pay, subject to the terms of this Lease, as Additional Rent before they become delinquent, all items of cost or expense arising during and pertaining to the Lease Term attributable to the operation, maintenance, Repair, use or occupancy of the Demised Premises or any portion thereof applicable to or during the Lease Term. The Base Rent payable hereunder shall be net to Landlord so that this Lease shall yield to Landlord the Base Rent specified herein, and all costs, expenses and obligations of every kind and nature whatsoever relating to the Demised Premises during the Lease Term shall be performed and paid by Tenant, subject to the terms of this Lease. This Lease is a bondable, fully net lease and all Base Rent, Additional Rent and other amounts payable under this Lease shall be absolutely net to Landlord, Tenant acknowledging Landlord shall have no obligation or responsibility whatsoever under this Lease for the payment of any costs associated with the Demised Premises, including but not limited to taxes, utilities, insurance, building maintenance, Repairs, replacements, improvements, additions or modifications to the Demised Premises or any part thereof, structural or nonstructural Repairs for the Demised Premises, Repairs for HVAC or equipment or facilities used with the HVAC system or for the mechanical, plumbing or electrical systems for the Demised Premises, roof Repairs, or for any other costs associated with or incidental to the Demised Premises or the use, occupancy or operation of the Demised Premises, all of which are the sole responsibility of Tenant.

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

5.       Use of Demised Premises.

         5.1. Restrictions on Use. The Demised Premises shall be occupied and used by Tenant for a bank office facility and no other purpose without the prior written consent of Landlord, which consent may be granted or withheld in Landlord's sole and absolute discretion. In no event, however, shall the Demised Premises be used or occupied by Tenant in any manner contrary to Law (as such term is defined in this Section 5.1) or any agreement, restriction or other matter of record. "Laws" shall mean all statutes, laws, regulations, codes, ordinances, orders and requirements of all federal, state and local governments and appropriate departments, commissions and boards (including the officers thereof) applicable to the Demised Premises, whether now existing or subsequently enacted.

         5.2. Right of Entry. Notwithstanding Tenant's use of the Demised Premises, Landlord or its representatives may enter the Demised Premises at reasonable times and upon at least twenty-four (24) hours prior notice to Tenant (except in the case of an emergency, as determined by Landlord, in which case, no prior notice shall be required), for the purposes of: (i) inspecting the Demised Premises to verify Tenant is complying with this Lease; (ii) exercising Landlord's rights under the Lease; (iii) performing any work which Landlord shall elect to undertake for the safety, preservation, benefit or welfare of the Demised Premises; (iv) exhibiting or appraising the Demised Premises for sale, lease or financing; (v) performing any work which Landlord shall elect to undertake made necessary by reason of Tenant's default hereunder; or (vi) performing any environmental assessment or other right under Section 21 herein. Landlord's right of entry under this Section 5.2 does not constitute an eviction of Tenant, in whole or in part, and no Base Rent, Additional Rent or other amounts payable hereunder shall be reduced or abated, in whole or in part, as a result of Landlord exercising its right of entry hereunder. This "right of entry" shall not be intended, nor may it be construed, to be limited to its technical legal meaning.

6.       Condition, Repairs and Maintenance.

         6.1. Delivery of Demised Premises. Landlord does not warrant, either explicitly or impliedly, the condition or fitness of the Demised Premises. The Parties acknowledge that the Tenant is the former owner of the Demised Premises and Tenant has occupied and operated the Demised Premises prior to the Effective Date of this Lease, has inspected the Demised Premises and accepts the same in its present "AS IS" condition. Tenant acknowledges that the Demised Premises is in good order and satisfactory condition as of the Effective Date.

         6.2. Repairs and Maintenance. Throughout the Lease Term, Tenant, at Tenant's sole cost and expense, shall maintain and keep the Demised Premises (including without limitation all buildings and exterior areas) in good condition and Repair all systems and components in good working order, regardless of whether interior or exterior, structural or nonstructural, ordinary or extraordinary, or foreseen or unforeseen. The term "Repair" as used herein shall include all necessary repairs, replacements, renewals, alterations, additions or betterments. All Tenant's work performed hereunder shall be performed in accordance with the terms and procedures described in Section 11 below. Tenant shall do all acts necessary for the safety and preservation of the Demised Premises and the improvements located thereon and all other acts which may be necessary by reason of any excavation or other building operation upon any adjoining property or street, alley or passageway. Whether Repairs to the Demised Premises and adjoining areas are necessary and adequate shall be measured by the appropriate standard for improvements of similar construction and class. However, Tenant shall in any event make all necessary Repairs in such a manner as to avoid any structural damage or injury to the building(s) and other improvements located on the Demised Premises. Tenant shall maintain all portions of the Demised Premises and adjoining areas in a clean and orderly condition, free of dirt, rubbish, snow, ice, and unlawful obstructions. Tenant shall assume the full and sole responsibility for the condition, operation, Repair, maintenance, and management of the Demised Premises and adjoining areas over which Tenant

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has control,  including without  limitation,  any paving and striping of parking and hard surface areas, mowing and landscaping. Tenant shall perform any item of Repair or maintenance as may at any time or from time to time be required by any Law. Tenant shall not damage the Demised Premises, shall maintain and keep in Repair all improvements, as well as Tenant's property located in or on the Demised Premises, and shall maintain a first class general appearance of the
Demised  Premises.   Tenant   acknowledges  and  agrees  that  Landlord  has  no
obligations to maintain or Repair any portion of the Demised Premises. Tenant hereby acknowledges and agrees that no disclosures made by, or other information provided by, Tenant set forth in the Seller's Disclosure Statements (as that term is defined in the Purchase Agreement) shall relieve Tenant of any maintenance or Repair obligation hereunder, but Tenant shall be obligated to promptly commence any necessary Repairs and remedy any deficiencies in the condition of the Demised Premises as indicated herein and therein.

7. Compliance with Laws. During the Lease Term, Tenant's use and occupation of the Demised Premises, and the condition thereof, shall, at Tenant's sole cost and expense, comply fully with all Laws. Tenant shall maintain all required licenses and permits, both governmental and private, to use and operate the Demised Premises in compliance with all Laws. Tenant shall be liable for correction of or Alterations (as such term is defined in Section 11.1 below) and Repairs to the Demised Premises, including any Alterations or Repairs required from any noncompliance of the Demised Premises with or under any Law (including the Americans with Disabilities Act) existing on the Effective Date and thereafter during the Lease Term.

8. Taxes.In addition to all other payments required to be paid by Tenant under this Lease, Tenant shall pay, directly to the taxing authority, all real property taxes and assessments levied or assessed against the Demised Premises and any improvements constructed thereon, both general and special, and any other payments required in lieu of or as a substitution, in whole or in part, for taxes and assessments imposed upon or related to the Demised Premises (the "Real Estate Taxes") and any and all interest accrued or penalties imposed in connection therewith. Furthermore, Tenant shall pay before delinquent, directly to the taxing authorities: (a) any privilege tax, sales tax, gross proceeds tax, rent tax, or like tax (but not including income, estate or inheritance taxes), now or hereafter levied, assessed or imposed by any federal, state, county, or municipal governmental authority, or any subdivision thereof; (b) all personal property taxes and assessments levied or assessed by any governmental authority against any personal property of Tenant in, on, or about the Demised Premises;
(c) all value added and single business taxes, and (d) all other taxes, assessments, or governmental charges of any kind including, but not limited to, intangibles taxes related to secured leasehold improvements, levied or assessed against the Demised Premises (collectively, all of the foregoing together with Real Estate Taxes are the "Taxes."). Tenant shall pay all Taxes under this
Section 8 at least fifteen (15) days prior to the due date for the payment of such Taxes, and Tenant shall provide Landlord with written evidence satisfactory to Landlord of the payment of such Taxes at least ten (10) days prior to the due date for the payment of the Taxes. Tenant shall indemnify and hold harmless Landlord from and against any and all liens or claims arising from Tenant's non-payment of Taxes; provided, however, so long as there is no Event of Default (as defined in Section 13 below) of Tenant which is continuing, Tenant shall have the right, in good faith and at its sole cost and expense and in its own name, to protest or contest or seek to have reviewed, reduced, equalized or abated any Tax or assessment by legal proceedings in such manner as it may deem advisable; provided further, however, that no Taxes shall be deferred until after the Lease Term, and no contest shall be sought by Tenant unless Tenant has paid the applicable Taxes under protest and unless such contest will not subject the Demised Premises to any lien, foreclosure, or other action under applicable Laws for the unpaid Taxes. In the event of any such protest or contest, Tenant shall keep Landlord apprised of such protest or contest, and shall provide to Landlord (or, to the extent there is a Mortgage, as defined in Section 19.1, then outstanding on the Demised Premises, the Mortgagee,(as defined in Section 19.1), on Landlord's or the Mortgagee's, as applicable, request and prior to initiating such protest or contest, security for the Taxes that are being protested or contested in the form of available funds or a bond, as

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determined by Landlord or the Mortgagee, as applicable.  Landlord shall have the right to participate in any tax protest or contest permitted Tenant hereunder. No protest, contest, or other action, however, shall be asserted or maintained by Tenant after the time limit for the payment of the Tax without penalty or interest unless Tenant shall have first paid the amount of such Tax under protest or shall have procured a stay of proceedings to enforce the collection thereof by compliance with statutory procedures established for such tax contest (which may, if applicable, require the payment thereof together with all penalties, interest, costs and expenses). Tenant's obligation to pay the Taxes required under this Section 8 shall be deemed to be "Additional Rent" hereunder.

9.   Utilities.   Tenant shall contract, in its own name, for all utilities for the Demised Premises. Tenant shall pay or cause to be paid to the appropriate provider or party when due all charges for water, gas, electricity, telephone service, telecommunications, sewage services, garbage services and other utilities (the "Utility Services") used in or upon the Demised Premises during the Lease Term. In the event any Utility Services are delayed, interrupted or discontinued, whether by reason of Repairs, strikes, accidents, inability to obtain fuel or supplies, or other causes, no such interruption or discontinuance of such service shall be deemed an eviction, partial eviction or disturbance of Tenant's use and possession of the Demised Premises or any part thereof, or render the Landlord liable to Tenant for any damages, or relieve Tenant from performance of Tenant's obligations under this Lease including without limitation the obligation to pay Base Rent. Tenant hereby acknowledges that its obligation to pay the charges for Utility Services required under this Section 9 shall be deemed "Additional Rent" hereunder.

10.      Insurance.

         10.1 Insurance Requirements. At Tenant's cost, Tenant shall obtain and maintain during the Lease Term: (i) insurance insuring against loss or damage to all buildings, structures and other improvements located on the Demised Premises caused by fire and such other casualties and hazards as are insurable under present and future standard forms of fire and extended coverage (all-risk) insurance policies, expressly including earthquake and flood insurance, at all times in an amount not less than the full (100%) replacement costs of such buildings, structures and other improvements on the Demised Premises as initially identified on Schedule 10 attached to this Lease (including costs associated with "civil or ordinance of law coverage" and without offset for depreciation), naming Landlord and any Mortgagee (as such term is defined below) of Landlord as a loss payee (with respect to such Mortgagee, on a "Standard Mortgagee Endorsement"); (ii) coverage for Tenant's fixtures, equipment, furnishings, merchandise and other contents in the Demised Premises, for the full replacement value of such items, insuring against all perils and risks included in the classification "fire and extended coverage" under insurance industry practices in the jurisdiction in which the Demised Premises is located;
(iii) commercial general liability insurance naming Landlord and any Mortgagee of Landlord as additional insureds, which policy shall be in the minimum amount of one million dollars ($1,000,000.00) with respect to any one person, and in the minimum amount of three million dollars ($3,000,000.00) with respect to combined occurrences; (iv) worker's compensation insurance in the statutorily mandated limits; (v) employer's liability insurance with limits not less than one million dollars ($1,000,000.00), (vi) rental insurance for a period of no less than 12 months of Rent, naming Landlord and any Mortgagee of Landlord as the insureds thereunder, (vii) if reasonably requested by Landlord, comprehensive boiler and machinery insurance (without exclusion for explosion) covering all mechanical and electrical equipment against physical damage, rent loss and improvements loss with minimum amount of limits to be provided of not less than $10,000,000 per accident. Such insurance policy or policies shall contain a broad form contractual liability endorsement under which the insurer agrees to insure Tenant's indemnity obligations hereunder to the extent insurable, and a "severability of interest" clause or endorsement which precludes the insurer from denying the claim of Tenant or Landlord because of the negligence or other acts of the other. In the event Landlord reasonably considers the aforementioned policy limits insufficient at any time during the Lease Term, Landlord shall have the right to require Tenant to (i) increase the policy limits to such amounts as are then customarily required by similarly situated landlords, and Tenant shall cause, at its sole expense, such policy limits to be increased, and (ii) obtain additional types of insurance Landlord may reasonably require, including without limitation business interruption insurance. Tenant acknowledges that in the event a Mortgage is, or is likely to be, the subject of a "securitization", the insurance requirements of any nationally-recognized statistical rating agency (a "Rating Agency") which is rating or has rated the securities in such securitization to achieve a superior or improved rating for such securities shall be deemed "customarily required by similarly situated landlords" for the purposes of clause (i) of the foregoing sentence and "reasonable" for the purposes of clause (ii) of the foregoing sentence, and Tenant shall be obligated to procure such coverages in such amounts from such carriers so as to comply with any such Rating Agency requirements. The insurance coverage required by Tenant in this Section 10 shall be primary and noncontributing with respect to any other insurance or self-insurance which may be maintained by an additional insured or a loss payee. The policy or policies described above shall be acceptable in form and content to Landlord, in Landlord's reasonable discretion, and each insurer shall have a Best rating of no lower than A- (or a comparable rating if Best no longer rates insurers). Any policy of insurance applicable to this Lease shall include a provision wherein coverage may not be cancelled, amended or modified without at least thirty (30) days' prior written notice to the Landlord (and any Mortgagee of Landlord). Tenant shall deliver to Landlord certificates of insurance on an annual basis commencing on the Effective Date. Upon written request, Tenant shall deliver to Landlord true and complete copies of any or all of the above policies. In the event that Tenant fails to obtain, maintain and offer proof of the insurance coverage required herein, Landlord may obtain insurance on Tenant's behalf (after the notice and Tenant's failure to cure within ten (10) days of such notice) and charge the cost thereof to Tenant on an annual basis. Any coverage carried by Tenant as listed in this Section 10 shall be primary and without right of contribution from Landlord. Deductibles or self insured retentions on any of the coverages listed above are the sole responsibility of Tenant and shall not exceed fifty thousand dollars ($50,000.00). Tenant shall not permit to be done any act which will invalidate or be in conflict with the insurance policies covering the Demised Premises or any other insurance referred to in this Lease. Tenant shall promptly comply with all rules and regulations relating to such policies. Tenant does hereby acknowledge that its obligation to pay for insurance as required herein shall be deemed "Additional Rent" hereunder.

         10.2 Settlement of Claims. Tenant will not, without the consent of Landlord (and, if required by Landlord's Mortgagee or related loan documents, the Mortgagee), settle any insurance claim without the prior written approval of Landlord; except that any claim or claims for insurance that are less in the aggregate than $25,000 for any consecutive 12-month period, may be settled without the consent of Landlord provided Tenant utilizes all insurance funds to Repair the Demised Premises or portion thereof. Tenant must notify Landlord of all insurance claims Tenant makes. Notwithstanding the foregoing, if at the time of any damage or destruction to all or any part of a Demised Premises an Event of Default has occurred and is continuing, Landlord is hereby authorized and empowered but is not obligated, in the name and on behalf of Tenant and otherwise, to file and prosecute Tenant's claim, if any, for insurance proceeds for any damage or destruction and to collect the proceeds and apply the same, after deducting all costs, fees and expenses incident to the collection thereof, to the curing of such Event of Default or to the payment of any amounts then owing by Tenant to Landlord under this Lease, in such order, priority and proportions as Landlord in its discretion deems proper.

         10.3 Waiver of Subrogation. Tenant agrees to cause the insurance carrier for its casualty insurance to agree to a waiver of subrogation. Under such waiver, Tenant releases Landlord from any claims for damage to any person or the Demised Premises or any property thereon that are caused by or result from risks insured against under such insurance policies to the extent of the available insurance proceeds.

11.      Tenant's Improvements.

         11.1. Alterations and Improvements. No alteration, addition, or improvement (each, an "Alteration") (structural or non-structural) may be made by Tenant without the prior written consent of Landlord and without Landlord's approval of Tenant's plans and specifications therefor, which consent and approval shall not be unreasonably withheld. Notwithstanding the foregoing, no consent of Landlord shall be required for any non-structural Alteration to the Demised Premises by Tenant, the cost of which annually shall be equal to or less than twenty-five thousand dollars ($25,000.00); and Tenant delivers to Landlord a copy of the plans depicting the work to be performed prior to Tenant commencing such work. All reasonable costs for the review and inspection of the Alteration by Landlord or Landlord's Mortgagee shall be paid by Tenant as Additional Rent.

         11.2. Performance of Alterations. Tenant's Alterations permitted hereunder shall be performed by contractors or workmen selected by or otherwise approved by Landlord (which approval shall be deemed given if not objected to by Landlord within fifteen (15) days of its receipt from Tenant of Tenant's written request for and Landlord's approval thereof). Tenant, before its work is started, must: (i) secure all required licenses and permits; (ii) deliver to Landlord a statement of the names of all of its contractors and subcontractors and the estimated cost of all labor and material to be furnished by them; and
(iii) cause each contractor to: (a) carry workmen's compensation insurance in statutory amounts covering all of the contractor's and subcontractor's employees and comprehensive public liability insurance and property damage insurance with such limits as Landlord shall require; and (b) deliver to Landlord certificates of all such insurance. Tenant shall pay promptly when due the entire cost of any work done on the Demised Premises by Tenant, its agents, employees or independent contractors. Prior to paying any contractors and subcontractors for work performed hereunder to the extent permitted by law, Tenant shall obtain lien waivers from such contractors and subcontractors, and shall deliver copies thereof to Landlord. With respect to Alterations or other work permitted or required hereunder in excess of two hundred thousand dollars ($200,000.00) and if Landlord (or any Mortgagee) so requests, Tenant must promptly obtain from Tenant's contractors performing any such work a performance and payment bond covering such contractor's obligations and in which Tenant and Landlord and/or Mortgagee, as applicable, shall be named as dual obligees. After completing any of the work permitted herein, Tenant shall provide Landlord drawings of any such Alterations made by Tenant, which drawings accurately depict the location of all such Alterations. Any such Alteration made by Tenant after such consent shall have been obtained shall be made strictly in accordance with all applicable Laws, and all such Alterations shall become the property of Landlord upon installation or upon the expiration or sooner termination of this Lease. At Landlord's option, Landlord may require that Tenant remove any such Alteration to the Demised Premises upon the expiration or sooner termination of the Lease and to restore the Demised Premises to the condition prior to such Alteration, all at the expense of Tenant. All such work shall be done by Tenant in a good and workmanlike manner and be diligently performed to completion. Notwithstanding anything herein to the contrary, if any Alteration by Tenant affects the foundation or "footprint" of any building, upon completion of such Alteration, Tenant shall provide Landlord with a then current as-built ALTA survey of the Demised Premises depicting the location of the Alteration to the foundation or "footprint" and providing evidence that such Alteration does not encroach upon any easements or setback lines applicable to the Demised Premises. In no event may Tenant remove or demolish any building or improvement on the Demised Premises.

         11.3. Trade Fixtures and Personal Property. All articles of personal property, all furniture and all business and trade fixtures and equipment owned by Tenant or installed by Tenant at its expense in the Demised Premises and not purchased by Landlord under the Purchase Agreement (the "Tenant's Property"), are and shall remain the property of Tenant. Subject to the applicable provisions of this Lease, and provided no Event of Default by Tenant has occurred and is continuing, Tenant's Property may be removed at any time during the Lease Term and in all events, shall be removed at the end of the Lease Term. Tenant shall repair any damage to the Demised Premises caused by such removal.

         11.4. Mechanic's Liens. Tenant may not suffer any mechanic's or materialmen's lien to be filed against the Demised Premises by reason of work, labor, services or materials performed or furnished to Tenant or anyone holding any part of the Demised Premises under Tenant. If any such lien shall at any time be so filed, Tenant must, within thirty (30) days of the filing thereof, cause such lien to be released of record or post an applicable statutory bond which stays any foreclosure or other sale. If Tenant fails to have such lien released of record within such thirty (30) day period, Landlord may (but is not obligated to) cause such lien to be removed, unless Tenant has posted a bond that is permitted by Law and which stays foreclosure or other sale, without investigating the validity thereof and irrespective of the fact that Tenant may contest the propriety or amount thereof. Tenant, upon demand, shall pay Landlord the amount so paid by Landlord in connection with the discharge of such lien, including reasonable attorneys' fees and expenses, and any such amount shall constitute Additional Rent. Nothing contained herein is intended to be or shall be deemed to be a consent on the part of Landlord to subject Landlord's estate in the Demised Premises to any lien or liability under Law, and Landlord shall have the right to post notices of such non-responsibility at the Demised Premises as Landlord deems advisable.

12.      Condemnation; Destruction.

         12.1. Condemnation.

                12.1.1. Full or Partial Condemnation. Tenant shall give Landlord prompt written notice if at any time during the Lease Term Tenant receives a notice of any taking or proposed taking of the Demised Premises for any public or quasi-public use under any statute or right of eminent domain or private purchase in lieu thereof. If the entire Demised Premises shall be permanently taken for any public or quasi-public use under any statute or by right of eminent domain, or by private purchase in lieu thereof (any of which is a "Condemnation"), this Lease shall automatically terminate as of the date title or possession is taken, whichever first occurs, and Tenant shall immediately pay to Landlord on the date of such taking a sum equal to (i) all of the Base Rent, Additional Rent and other monetary payments that are then due, and (ii) all the Base Rent which shall become due under the Lease for the balance of the Lease Term discounted to present value at the rate of seven and one-half percent (7.5%) (the "Discount Rate"). If any portion of the Demised Premises shall be permanently taken under Condemnation so as to leave the remaining portion of the Demised Premises unsuitable for the purposes leased as determined in Tenant's reasonable discretion, this Lease shall terminate as of the date the condemning authority takes title, and Tenant shall immediately pay to Landlord on the date of such Condemnation, a sum equal to (y) all of the Base Rent, Additional Rent and other monetary payments that are then due, and (z) all the Base Rent which shall become due under the Lease for the balance of the Lease Term discounted to present value using the Discount Rate. All compensation awarded or paid upon a total or partial Condemnation of the Demised Premises (including, without limitation, all buildings or improvements) shall belong to and be the property of Landlord and Tenant hereby assigns to Landlord all rights Tenant may have in or to any Condemnation award or payment, except only relocation and moving expenses of Tenant as described in the next sentence. No part of any award (other than relocation and moving expenses directly petitioned by and awarded to Tenant which do not reduce the award granted to Landlord) shall belong to Tenant. If a portion of the Demised Premises is Condemned and this Lease is not otherwise terminated as provided therein, this Lease shall remain in full force and effect as to the portion of the remaining Demised Premises, and no portion of the Base Rent or Additional Rent or other monetary payments under this Lease shall be reduced, adjusted or abated. If this Lease is not terminated, Tenant shall Repair any damage to the Demised Premises and otherwise restore the Demised Premises caused by such Condemnation (subject to Landlord and any of Landlord's Mortgagee(s) making the Condemnation proceeds available for such Repairs), and Tenant shall perform such Repair in accordance with the terms of Section 11 above. Tenant shall pay any amount in excess of such proceeds received by Landlord to complete such Repair.

                12.1.2. Temporary Condemnation. Tenant shall give Landlord prompt written notice if at any time during the Lease Term temporary use of the whole or any part of the Demised Premises shall be condemned for any public or quasi-public purpose by any lawful authority, whether by exercise of the right of condemnation or eminent domain, or by Tenant's agreement with such authority. In such event, the Lease Term shall not be reduced or affected in any way, and Tenant shall continue to pay in full the Base Rent, Additional Rent, and all other required sums of money under this Lease. Tenant shall be entitled to the entire award for such temporary taking (whether paid by way of damages, rent, or otherwise). If, however, the period of occupation and use by the condemning authority extends beyond the expiration date of this Lease, the award made for such taking shall be apportioned between Landlord and Tenant as of the expiration date of the Lease Term or earlier termination of the Lease, with Tenant entitled to the portion of the award for the temporary taking for the period through the last day of schedule Lease Term and Landlord entitled to the portion of the award for the period thereafter. Landlord may intervene and participate in any proceeding for such taking or condemnation. If such intervention is not permitted, however, Tenant shall, at its expense, consult with Landlord and its attorneys and experts, and make all reasonable efforts to cooperate with Landlord in prosecuting or defending such proceeding. When the use or occupation of the Demised Premises by the condemning authority terminates, Tenant shall, at its expense, repair and restore the buildings and improvements on the Demised Premises, as nearly as is reasonably possible, to their condition at the time of such taking. Any recovery or sum received by Tenant as an award or compensation for physical damage to the Demised Premises caused by and during the temporary taking shall be deemed a trust fund for the purpose of repairing or restoring such damage.

         12.2. Destruction. If the Demised Premises, or portion thereof, is damaged or destroyed by fire or other casualty, Tenant shall immediately notify Landlord of such damage or destruction. Tenant shall promptly Repair or rebuild the Demised Premises to a condition equal to or exceeding its immediately prior condition, subject to Landlord and Landlord's Mortgagee making the insurance proceeds available to Tenant; provided, however, that Tenant's failure to maintain insurance as required herein shall not relieve Tenant of its obligation to make such Repairs or rebuilding. All insurance proceeds that are not made available to Tenant for Repairs or reconstruction shall be paid to Landlord (or its Mortgagee, if applicable). If the estimated cost of such Repair or rebuilding is more than $25,000.00, the plans and specifications shall first be submitted to and approved in writing by Landlord, which approval shall not be unreasonably withheld. All Repairs and rebuilding made by Tenant hereunder shall be made in accordance with Section 11 above. Landlord will promptly make available, in installments as restoration progresses, an amount up to but not exceeding the amount of any insurance proceeds or damages received by Landlord, but only: (a) upon request of Tenant accompanied by evidence reasonably satisfactory to Landlord that such amount has been paid or is due and payable and is properly a part of such costs; and (b) if Tenant has complied with the terms of this Section in connection with the restoration. There shall be no abatement of any Base Rent or Additional Rent hereunder in the event of any damage or destruction to the Property, except to the extent that Tenant's restoration exceeds the period covered by Tenant's rental or business interruption insurance as a sole result of a delay or failure on the part of Landlord to make insurance proceeds promptly available to Tenant to the extent required hereunder, or the unreasonable delay or failure on the part of Landlord to review and approve Tenant's Repairs and rebuilding of the Demised Premises to the extent required hereunder.

13. Events of Default. The occurrence of any one or more of the following events, acts or occurrences constitutes an event of default ("Event of Default") by Tenant hereunder:

         13.1. Monetary Covenants. Tenant defaults in the payment of Base Rent, Additional Rent or any other monetary obligation due hereunder after the same becomes due and fails to cure such default within ten (10) days after the due date; provided, however, no Event of Default shall be deemed to have occurred if the payment default arises out of a clerical error or a misapplication of Tenant's payment by Landlord, provided such payment is properly made immediately upon Tenant becoming aware of such error or misapplication;

         13.2. Non-monetary Covenants. Tenant defaults in the performance of any other covenant, agreement, condition, rule or regulation herein contained or provided for, or hereafter validly established, for more than thirty (30) days after Landlord gives Tenant notice of such default or, if such default is not capable of being cured within such thirty (30) day period, Tenant has not commenced such performance in good faith within such thirty (30) day period and is not diligently and continuously proceeding therewith to completion or, in any event, Tenant has not cured the default within one hundred twenty (120) days of such notice;

         13.3. Credit. Tenant admits in writing its inability to pay its debts generally; Tenant makes a general assignment for the benefit of creditors; any federal or state banking or regulatory agency declares Tenant insolvent, appoints a receiver for Tenant or takes over Tenant's operations; any proceeding is instituted by or against Tenant: (i) seeking to adjudicate it a bankrupt or insolvent (or its equivalent in the event Tenant is a bank or other financial institution); (ii) seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any Law relating to bankruptcy, insolvency, bank failure or reorganization or relief of debtors; or (iii) seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, either such proceeding remains undismissed or unstayed for a period of thirty (30) days or any of the actions sought in such proceeding occurs; or Tenant takes any action to authorize any of the actions set forth in this Section 13.

         13.4. Representations. Any representation or warranty of Tenant set forth in this Lease is or becomes false or otherwise inaccurate in any material respect during the Lease Term.

         13.5. Abandonment. Tenant vacates or abandons all or any material portion of the Demised Premises for a period in excess of sixty (60) days.

         13.6. Liens. Tenant fails to release any mechanic's or materialmen's lien within the period described in Section 11.4 or any other lien or encumbrance is filed against the Demised Premises which is not released within thirty (30) days of the filing or recording of such lien or encumbrance.

         13.7. Prohibited Transfers. Tenant assigns or subleases the Demised Premises in violation of Section 18.1.

         13.8. Payment of Debts. Tenant is generally not able to pay its debts as such debts become due.

14. Landlord's Remedies. Upon the occurrence of any Event of Default by Tenant and subject to Tenant's right to cure as set forth above, in addition to all other remedies that Landlord may have hereunder or under any applicable Law or at equity, Landlord has the following rights and remedies each of which is nonexclusive, without further notice by Landlord (unless required by Law):

         14.1. Right of Re-Entry. Landlord has the right to re-enter and take possession of the Demised Premises. In furtherance of such right, Landlord has the right to re-enter or repossess the Demised Premises, either by force, summary proceeding, surrender or otherwise, and dispose of and remove therefrom Tenant, or other occupants thereof, and their effects, and alter the locks and other security devices at the Demised Premises. Landlord may do the above without service of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Notwithstanding such retaking of possession by Landlord or the exercise of any other remedy of Landlord under this Lease, Tenant's liability for Base Rent, Additional Rent and other monetary payments provided for herein are not extinguished or reduced.

         14.2. Right to Terminate; Acceleration of Rent. Landlord may exercise its right to re-enter under Section 14.1 above, or take possession pursuant to legal proceeding or pursuant to any notice provided by any applicable Law, and terminate this Lease. If Landlord terminates this Lease, Tenant shall immediately pay to Landlord a sum equal to any and all Base Rent, Additional Rent and other monetary payments that are then due or past due, together with all applicable interest and administrative charges and all Base Rent which shall become due under this Lease for the balance of the Lease Term, subject to any applicable discounting under Section 14.5 below, Landlord having the right to immediately accelerate all such Base Rent. In addition, Landlord may recover all other damages it incurs as a result of such Event of Default from Tenant.

         14.3. Right to Relet. Landlord may exercise its right to re-enter under
Section 14.1 or take possession pursuant to legal proceeding or pursuant to any notice provided for by Law and, without terminating this Lease, make such Alterations and Repairs as may be necessary to relet the Demised Premises, and relet all or any part of the Demised Premises upon such terms and conditions and for such periods as Landlord deems necessary and appropriate. Upon any such relettings, the rents received therefrom are to be applied to: (i) the expenses of reletting and collection of rents, including the costs of the Repair and Alteration of the Demised Premises, or portion thereof; (ii) attorneys' fees and real estate commissions and other reletting and repossession costs paid; and
(iii) thereafter to make such payment of all sums due or to become due Landlord under this Lease. If a sufficient sum is not then realized from such reletting to pay such amounts set forth in the immediately preceding sentence, Tenant shall pay to Landlord any such deficiency on demand, and Landlord shall be entitled to bring an action against Tenant therefor for all such deficiencies. Notwithstanding any reletting pursuant to this Section 14.3, Landlord may at any time thereafter elect to terminate this Lease for such Event of Default, and in such event, Tenant shall immediately pay to Landlord a sum equal to any and all Base Rent, Additional Rent and other monetary payments that are then due, together with all applicable interest and administrative charges and all Base Rent which shall become due under this Lease for the balance of the Lease Term, subject to any applicable discounting under Section 14.5 below, Landlord having the right to accelerate all such amounts.

         14.4. Recovery of Additional Costs and Expenses. Landlord has the right to recover from Tenant, and Tenant shall pay to Landlord, all costs and expenses, including reasonable attorneys' fees, court costs, expert witness fees, costs of tests and analyses, travel and accommodation expenses, deposition and trial transcripts, copies and other similar costs and fees, paid or incurred by Landlord as a result of an Event of Default by Tenant, regardless of whether or not legal proceedings are actually commenced, provided Landlord is the prevailing party in such legal proceedings or under such circumstances.

         14.5. Accelerated Base Rent Discount. In the event, following an Event of Default by Tenant under any of Section 13.4 or Section 13.8 above, Landlord elects to terminate this Lease and accelerate the payment of Base Rent pursuant to Section 14.2, then the amount of Base Rent to be paid to Landlord following such election to accelerate shall be calculated by Landlord as all Base Rent for the balance of the Lease Term which will become due under the Lease discounted to present value using the Discount Rate. Notwithstanding the foregoing, there shall be no present value or other discount of accelerated Base Rent pursuant to
Section 14.2 if Landlord elects to accelerate for any Event of Default other than those described in Sections 13.4 or 13.8.

         14.6. Set Off. Landlord has the right, immediately upon the occurrence of an Event of Default or any time thereafter, and with or without notice, except as required herein, to set off any money of Tenant held by Landlord under this Lease against any sum owing by Tenant hereunder.

         14.7. Equitable Relief. Landlord has the right to seek any equitable relief available to Landlord, including, without limitation, the right of specific performance. Tenant acknowledges that, if it fails to timely perform, observe or discharge any of its obligations under this Lease, no remedy at Law will provide adequate relief to Landlord. Landlord is hereby authorized to demand specific performance of Tenant's obligations under this Lease, and is entitled to temporary and permanent injunctive relief, in a court of competent jurisdiction at any time when Tenant fails to timely comply with any of the provisions of this Lease applicable to Tenant.

         14.8. Re-Entry Not An Election To Terminate. No re-entry or taking possession of the Demised Premises by Landlord shall constitute an election on Landlord's part to terminate this Lease unless a written notice of such termination is given to Tenant or unless the termination is decreed by a court of competent jurisdiction.

         14.9. Waivers. Except as otherwise specified in this Lease, to the maximum extent permitted by Law, Tenant waives demand for rent, demand for possession, notice of forfeiture, notice of termination and any and all demands or notices required by applicable Law. Tenant hereby expressly waives any right to assert a defense based on merger and agrees that neither the commencement of any action or proceeding, nor the settlement thereof, nor the entry of judgment thereon bars Landlord from bringing any subsequent actions or proceedings from time to time.

15. Self Help. Upon the occurrence of an Event of Default, Landlord has the right (but is not obligated) to perform and act on behalf of and for the account of Tenant any obligation or right under this Lease. In so doing, Landlord may make any payment of money or perform any other act. All sums so paid by Landlord and all incidental costs and expenses incurred in connection with the performance of any such act by Landlord is "Additional Rent" hereunder and shall be payable by Tenant to Landlord immediately upon demand. Landlord may exercise the foregoing rights without waiving any of its other rights against Tenant or without releasing Tenant from any of its obligations under this Lease.

16.      Surrender of Premises; Holding Over.

         16.1. Surrender of Premises. At the expiration of the Lease Term or earlier termination of this Lease, Tenant shall surrender the Demised Premises and all portions thereof to Landlord, together with all keys to locks, in good condition, working order and state of repair, including by way of illustration and not limitation all building mechanical, heating, ventilating, air conditioning, plumbing and electrical systems and structural improvements, including the roof and roof membrane of any building located at the Demised Premises. Tenant's obligations under this Section 16.1 shall survive the expiration or earlier termination of this Lease.

         16.2. Holding Over. If Tenant remains in possession of the Demised Premises after the expiration of the Lease Term or earlier termination of this Lease without having a new lease reduced to writing and duly executed, Landlord may, at its sole election, deem Tenant to be occupying the Demised Premises as a month-to-month tenant, subject to all the provisions of this Lease insofar as they are applicable to a month-to-month tenancy. There is no renewal of this Lease by operation of Law. During the period of any such holding over, all provisions of this Lease that are applicable to a month-to-month tenancy shall remain in effect except that the monthly base rental shall be two (2) times the Base Rent in effect immediately preceding the expiration of the Lease Term or earlier termination of this Lease and Tenant shall continue to pay all items of Additional Rent and other sums required to be paid hereunder. This Section 16.2 shall not be construed as Landlord's consent for Tenant to hold over. Tenant shall indemnify Landlord from and against any and all claims, actions, damages, liability and expenses (including reasonable attorneys' fees) arising or resulting from Tenant's failure to surrender possession upon the expiration (or earlier termination) of the Lease Term in strict accordance with Sections 16.1 and 16.2 of this Lease, including any claims made by any succeeding tenant.

17.      Indemnity; Survival.

         17.1. Indemnity. Tenant shall indemnify, defend, and hold harmless Landlord, Landlord's employees, directors, officers, agents, and members and their respective employees, officers and agents, and any successors to Landlord's interest in the Demised Premises (collectively "Landlord Indemnitees"), from and against any and all claims, suits, liabilities (including strict liabilities), actions, proceedings, obligations, damages, losses, costs, expenses, diminution in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement and damages of whatever kind or nature (including reasonable attorneys' fees, court costs and other costs of defense) whatsoever, whether known or unknown, suspected or unsuspected, whether at Law, in equity or otherwise caused by or resulting from any condition of the Demised Premises, or the use, occupancy, operation, alteration, maintenance, or Repair of the Demised Premises, whether by Tenant or any person or entity, or from any breach of, default under or failure to perform any term or provision of this Lease by Tenant, whether arising before or during the Lease Term, except as a result of Landlord's negligence or the negligence or intentional acts of Landlord's employees, directors, officers, agents, or members.

         17.2. Survival. All indemnities of Tenant under this Lease shall survive the expiration or earlier termination of this Lease.

18.      Assignment, Subletting and Security Interests.

         18.1. By Tenant. Except as otherwise provided herein, Tenant may not assign, transfer (directly or indirectly, by operation of Law (including merger, change in control or consolidation), judicial decree or otherwise), sublet, enter into license or concession agreements or otherwise permit the use by others of the Demised Premises, or any part thereof, or hypothecate or mortgage this Lease or Tenant's interest in and to the Demised Premise without, in each instance, the prior written consent of Landlord, which consent may be withheld or given in Landlord's sole discretion. Notwithstanding the foregoing, Tenant shall be permitted to sublet the Demised Premises, or any part thereof, without Landlord's prior written consent, provided (i) the subtenant is West Chester University of Pennsylvania or another general office use subtenant approved by Landlord, such approval not unreasonably withheld or delayed, (ii) Landlord shall not be released from any of its obligations or liability under this Lease;
(iii) prior to any such subletting, Tenant provides Landlord with 30 days written notice containing the name of the proposed subtenant and any information concerning the subtenant that Landlord may reasonably request; and (iv) the sublease agreement shall provide for an operating covenant of the subtenant similar to the Operating Covenant in Section 27.22 hereof. Tenant hereby represents and warrants to Landlord that it has no current plans to sublet or to otherwise vacate the Demised Premises. Tenant shall not mortgage, pledge or otherwise encumber or grant any security interest in this Lease or in the Demised Premises. Notwithstanding the foregoing, without the prior written consent of Landlord, Tenant may assign its interests in this Lease and the Demised Premises to a successor entity in a bona fide merger or other business combination transaction or to the purchaser of all or substantially all of the assets of Tenant (or Tenant's parent) provided that such surviving or purchasing entity assumes, in writing and in form acceptable to Landlord, all of Tenant's obligations hereunder; provided, however, that no assignment or sublease by Tenant of its interest in this Lease or in the Demised Premises, whether with or without the consent of Landlord, and whether or not Landlord has accepted the assignee or subtenant, shall release Tenant from the further performance by Tenant of any of Tenant's obligations under this Lease nor relieve Tenant from obtaining Landlord's consent in accordance with this Section 18.1 for any further assignment or subletting. Tenant and any assignee permitted hereunder shall be jointly and severally liable for all the covenants and obligations of "Tenant" hereunder. In the event an assignee or subtenant is required to pay, directly or indirectly, any amounts or consideration under the assignment of this Lease or sublease of the Demised Premises or portion thereof which are in excess of the amount of Tenant's obligation to pay Base Rent and Additional Rent for the applicable period to which the assignment or sublease applies, Tenant shall pay to Landlord all such excess amounts required from the assignee or subtenant.

         18.2.  Sale or Transfer by Landlord.  Subject to Tenant's  rights under
Section 22 hereunder, Landlord may freely sell, exchange, assign or mortgage this Lease to any other entity. Regardless of any such sale, exchange or assignment, this Lease shall remain in full force and effect and the purchaser or assignee shall assume all of the responsibilities and obligations of Landlord under this Lease. In the event of any sale or exchange of the Demised Premises by Landlord or assignment of this Lease, Landlord shall be entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Demised Premises occurring after the consummation of such sale, exchange or assignment.

19. Attornment; Subordination; Estoppel Certificate; Quiet Enjoyment and Financial Statements.

         19.1. Attornment. Tenant must, in the event of a sale, transfer or assignment by Landlord of the Demised Premises or any portion thereof or of this Lease, or in the event any proceedings are brought for the foreclosure of any mortgage, deed of trust or other encumbrance or lien now or hereafter encumbering the Demised Premises or any portion thereof (a "Mortgage") or in the event of an exercise of the power of sale under any Mortgage (including, without limitation, on the foreclosure of a Mortgage by the Mortgagee, such Mortgagee or its successors and assigns, to whom, Tenant acknowledges, Mortgagee, or its successors and assigns, as applicable, may transfer all of their rights in and to the Lease without a need to obtain the consent of Tenant), attorn to and recognize such transferee, purchaser or Mortgagee (as such term is defined below in this Section 19.1) as Landlord under this Lease (a "Successor Landlord"), and promptly execute and deliver any instrument that such Successor Landlord may reasonably request and prepare to evidence such attornment. Upon such attornment, this Lease or such parts hereof to which the Successor Landlord succeeded, shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease and as are relevant to such interest.
Notwithstanding the foregoing, as to the mortgagee under any Mortgage ("Mortgagee") or a purchaser at a foreclosure or other sale under the Mortgage, such Successor Landlord is not: (i) liable for any prior breach of this Lease;
(ii) subject to any offset which theretofore may have accrued to Tenant against Landlord; or (iii) bound by any previous modification of this Lease or by any previous prepayment of more than one (1) month's rent, unless such modification or prepayment was made prior to the making of such Mortgage or was made pursuant to the express provision of this Lease or was expressly approved in writing by the Mortgagee through which the Successor Landlord succeeded to the rights of Landlord under this Lease.

         19.2. Subordination. The rights of Tenant under this Lease shall be and are at all times subordinate to the lien of any Mortgage now or hereafter in force encumbering the Demised Premises or Landlord's interest under this Lease provided each lender that is a holder of a Mortgage executes and delivers to Tenant (which Tenant may record) a non-disturbance agreement pursuant to which in the event of any foreclosure (whether by judicial or nonjudicial process) or any deed or transfer in lieu of foreclosure, then so long as Tenant fully performs its obligations hereunder: (i) Tenant's rights, privileges, and options under this Lease may not be diminished or interfered with by the Mortgagee; and
(ii) Tenant's possession and occupancy of the Demised Premises shall not be diminished or disturbed by the Mortgagee for any reason whatsoever during the Lease Term and this Lease shall remain in full force and effect.

         19.3. Estoppel Certificate. Tenant shall execute, acknowledge and deliver from time to time within fifteen (15) days after prior written request therefor from Landlord, an estoppel certificate certifying that: (i) this Lease is unmodified and in full force and effect (or, if there have been any modifications that this Lease is in full force and effect as modified and stating the modifications); (ii) Tenant has no defenses, offsets or counterclaims against its obligations to pay the Base Rent and Additional Rent and to perform its other covenants under this Lease (or, if there are any defenses, offsets or counterclaims, setting them forth in reasonable detail);
(iii) there are no uncured defaults of Landlord or Tenant under this Lease (or, if there are any defaults, setting them forth in reasonable detail); (iv) the dates to which the Base Rent, Additional Rent and other charges have been paid; and (v) such other terms as Landlord may reasonably request. Any such statement delivered pursuant to this Section 19 may be relied upon by Landlord, a prospective purchaser, or any lender, rating agency or Mortgagee of the Demised Premises. Tenant agrees to provide the above information on a form prepared by and reasonably satisfactory to Landlord or any such prospective Mortgagee, lender, rating agency or purchaser.

         19.4. Quiet Enjoyment. Upon payment by Tenant of the monetary obligations herein provided, and upon the timely observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly hold and enjoy the Demised Premises for the Lease Term without hindrance or interruption by Landlord or any other person or entity lawfully or equitably claiming by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease and to existing Mortgages, easements, restrictions and agreements, if any, of record.

         19.5. Tenant's Financial Statements. Upon Landlord's request, but no more often than once per annum, unless with respect to a sale or refinancing of the Demised Premises, Tenant shall deliver to Landlord within thirty (30) days after Landlord's written request therefor, Tenant's most recent financial statements certified by the Chief Financial Officer of Tenant or Tenant's outside independent accounting firm. Landlord agrees to keep such information confidential; provided, however, that Landlord may give copies of such statement to its lenders, rating agencies or potential purchasers of the Demised Premises, or any portion thereof. Notwithstanding anything in this Section 19.5 to the contrary, Tenant shall cooperate with Landlord to furnish or cause to be furnished to each lender that is a holder of a Mortgage, in such manner and in such detail as may be reasonably requested by such lender or any Rating Agency, such reasonable additional financial statements and associated information as may be reasonably requested with respect to the Demised Premises.

20. Tenant Representations. Tenant makes the following representations and warranties to Landlord:

         20.1. Organization. Tenant is a national banking association duly organized, validly existing and in good standing under the Laws of Pennsylvania and is duly qualified as a foreign corporation and is in good standing under the Laws of each state or other jurisdiction in which such qualification is required. Tenant has all requisite power and authority and the legal right to own, pledge, mortgage and operate its properties, to lease the property it operates under this Lease and to conduct its business as now conducted.

         20.2. Authorization. Tenant has the full power and authority to enter into this Lease, to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution, delivery and performance of this Lease by Tenant and the consummation by Tenant of the transactions contemplated hereby have been duly authorized and approved by all requisite action on the part of Tenant. This Lease has been duly executed and delivered by Tenant, and this Lease constitutes Tenant's valid and binding obligation, enforceable against Tenant in accordance with its terms.

         20.3. No Conflict or Violation. Neither the execution and delivery of this Lease by Tenant, nor the consummation by Tenant of the transactions contemplated hereby nor the present compliance by

Tenant with any of the provisions hereof results in: (i) a violation of or a conflict with any provision of the charter and bylaws of Tenant; (ii) a material breach of or a material default under any term, condition or provision of any contract, agreement, indenture, lease, commitment, license, franchise, permit, authorization or concession to which Tenant is a party, or an event which, with the giving of notice, lapse of time or both, would result in any such breach or default; or (iii) a violation by Tenant of any applicable Law, or an event which, with the giving of notice, lapse of time or both, would result in any such violation.

         20.4. Consents and Approvals. No consent, approval, authorization, declaration, notice, filing or registration with any governmental or regulatory authority or any other person or entity, is required to be made or obtained by Tenant in connection with the execution, delivery and performance of this Lease by Tenant or the consummation by Tenant of the transactions contemplated hereby.

         20.5. Disclosure Statements. Tenant's statements contained in the Seller's Disclosure Statements are true, accurate and complete in all respects.

         20.6. Enforceability. This Lease has been duly executed and delivered by, or on behalf of, Tenant, and constitutes the legal, valid and binding obligation of Tenant enforceable against Tenant in accordance with its terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         20.7. Additional Representations. All information supplied by Tenant to the appraiser retained by Landlord to appraise the Demised Premises was accurate and complete at the time given and is as of the Effective Date; and as of the Effective Date, Tenant has no agreement, arrangement, or understanding with any person or entity regarding the termination or renewal of the Lease or the purchase of Demised Premises or any portion of the Demised Premises, other than as set forth in this Lease.

21.      Compliance with Laws; Hazardous Materials.

         21.1. Environmental Definitions. For purposes of this Section 21 the following terms shall have the following meanings:

                21.1.1. "Environmental Liability" means any and all loss, cost, damage, expense, claim, cause of action, judgment, penalty, fine or liability, directly or indirectly, relating to or arising from the violation of any Law pertaining to the environment or any Release on, under, or about the Demised Premises, including without limitation (i) personal injury claims; (ii) the payment of liens; (iii) diminution in the value of the Demised Premises; (iv) damages for the loss or restriction on use of the Demised Premises; (v) sums paid in settlement of claims; (vi) actual attorneys' fees, consulting and engineering fees and other fees or costs; (vii) the cost of any investigation of site conditions; and (viii) the cost of any repair, clean-up, remedial, removal or restoration work or detoxification required by any governmental authority or to comply with any Law.

                21.1.2. "Hazardous Materials" means any pollutant, contaminant, hazardous waste, toxic substance or related material, and any substance declared to be hazardous or toxic under any Law, including the Resource Conservation and Recovery Act, the Comprehensive Environmental Response and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substance Control Act, the Clean Air Act and the Clean Water Act, and all amendments thereto and all regulations promulgated thereunder, or any other federal, state or local Law, whether now existing or subsequently enacted.

                21.1.3. "Release" means any discharge, deposit, spill, leaching,
storage,   presence  or  other  release  of  any  Hazardous   Materials  in  the
environment.

         21.2. Compliance with Laws. Tenant, at its expense, shall promptly comply at all times during the Lease Term, with all Laws and without limiting the scope of the foregoing:

                21.2.1. Operation of Demised Premises. Tenant shall not cause, or permit its agents or invitees to cause, any violation of any Law related to environmental conditions on, under, or about the Demised Premises, or arising from the operation, use or occupancy of the Demised Premises. Tenant shall use, maintain and keep in Repair the Demised Premises in compliance with all Laws. Tenant will, at its sole expense, have the Demised Premises inspected as may be required by any Law for seepage, spillage and other environmental concerns. All inspections performed on the Demised Premises will be in compliance with all Laws. Tenant will keep the Demised Premises free and clear of all environmental liens, whether due to any act or omission of Tenant or any other person or entity claiming through Tenant.

                21.2.2. No Hazardous Materials on Demised Premises. Except for the customary use of normal janitorial and cleaning materials in compliance with all Laws, Tenant shall not cause, or permit to occur, the use, generation, storage or Release of any Hazardous Materials on, under, or from the Demised Premises, or the transportation to or from the Demised Premises of any Hazardous Materials.

                21.2.3. Environmental Permits. Tenant shall obtain all licenses, permits, and other governmental or quasi-governmental approvals and consents necessary for Tenant's operation, use and occupancy of the Demised Premises.

                21.2.4. Remediation. If any remedial work is required under any Law because of or in connection with the Release or suspected Release of Hazardous Material into the soil, groundwater, surface water or soil vapor at, on, under, about or above the Demised Premises (collectively "Environmental Violations"), Tenant will remediate such matters in accordance with all Laws, subject to the terms of this Lease and except to the extent such matters were caused by Landlord's negligence or the negligence or intentional acts of Landlord's employees, directors, officers, agents, or members. Such remediation is to be performed during the Term of this Lease or, if discovered after the expiration of the Term, when discovered, as the case may be. Tenant will perform the remedial work as set forth in this Lease to correct each Environmental Violation. All remedial work is to be performed by environmental consultants or contractors reasonably satisfactory to Landlord and Tenant. All costs and expenses of such remedial work are to be paid by Tenant. Tenant will be entitled to the benefit of any government reimbursement funds that may be available for such remedial work performed by or on behalf of Tenant. Tenant will control the administrative efforts to recover such reimbursement at its sole cost and expense. During the course of any remedial work pursuant to this Lease, Tenant will maintain such records for such remedial work as may be required by applicable Laws. Landlord has the right, upon reasonable notice, to review these records at its expense as Landlord deems necessary.

         21.3. Environmental Indemnification. Tenant hereby unconditionally, irrevocably and absolutely agrees to indemnify, defend and hold Landlord harmless from any and all Environmental Liability incurred, paid or sustained by Landlord in connection with, arising out of, based upon, relating to or otherwise involving: (i) the storage, use, holding, management, Release, or disposal by Tenant or any third party at any time of any Hazardous Material at, on, under, about or above the Demised Premises; (ii) the nonfulfillment, nonperformance or breach of any covenant or agreement made by Tenant in this
Section 21; (iii) the violation of or noncompliance with any Law or environmental permit pertaining to the Demised Premises on the part of Tenant whether before or and during the Term or any other Environmental Violation before or during the Term; and (iv) the costs of any required or necessary repair, cleanup or detoxification of the Demised Premises and the preparation and implementation of any closure, remedial or other required plans or remedial work with respect to the Demised Premises as a result of any Environmental Violation existing before or during the Term, except to the extent caused by Landlord's

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

negligence or the negligence or intentional acts of Landlord's employees, directors, officers, agents, or members.

         21.4. Landlord Participation. Landlord shall have the right, but not the obligation, to join and participate in, at Tenant's expense, and control, if Landlord so elects, any legal proceedings or actions initiated in connection with any Release subject to indemnification under this Lease. Landlord may also negotiate, defend, approve and appeal any action taken or issued by any applicable governmental authority with regard to a Release.

         21.5 Termination Assessment. Prior to any termination or expiration of this Lease, at Landlord's election, Landlord shall be permitted to obtain an environmental assessment of the Demised Premises, at Tenant's expense, to evaluate the environmental condition of the Demised Premises, and permission is granted for entry on the Demised Premises by Landlord and any contractors or representatives of Landlord for such purpose. The assessment may include, but shall not be limited to, visual inspection of the Demised Premises by an environmental audit firm, soil sample evaluations, ground water sample evaluations and discussions with key employees at Tenant's operation. In the event such environmental assessment reveals any environmental condition which is in violation of Tenant's requirements under this Section 21 or an environmental condition which may require remediation or other corrective action, Tenant, before the termination or expiration of this Lease, shall take all action necessary to correct such environmental condition or any breach of any of
Tenant's obligations under this Section 21, except to the extent such environmental condition was caused by Landlord's negligence or the negligence or intentional acts of Landlord's employees, directors, officers, agents, or members.

22.      Rights of First Refusal and First Offer.

         22.1. Right of First Refusal. Provided there is no Event of Default by Tenant under this Lease that is continuing and subject to the limitations set forth in Sections 22.2 and 22.3, if at any time during the Lease Term, Landlord shall receive a bona fide written offer (the "Offer") from a third party offeror (other than an Affiliate of Landlord) ("Offeror") (it being acknowledged an Offer from Tenant or an Affiliate of Tenant shall not be deemed to be a third party Offer) to purchase all of the Demised Premises, and if Landlord desires to accept such Offer, then Landlord shall, prior to accepting the Offer, submit written notice of the Offer to Tenant, including with such notice a copy of the Offer for the Demised Premises and information in reasonable detail describing all material terms and conditions of the proposed sale, whereupon Tenant shall have the right to purchase the Demised Premises at the same price and on the same terms and conditions contained in such Offer. In order to exercise such right. within thirty (30) days after receipt of the notice from Landlord to Tenant, Tenant must notify Landlord, in writing of Tenant's election to purchase the Demised Premises. The purchase price and the other terms for the Demised Premises shall be the same as set forth in the Offer, except that, anything in the Offer to the contrary notwithstanding, the closing of any purchase hereunder by Tenant shall be consummated no later than sixty (60) days following Tenant's acceptance of the Offer. If Tenant does not respond to Landlord within thirty
(30) days of delivery of the Offer to Tenant, Tenant shall be deemed to have rejected the Offer. If Tenant (i) rejects or is deemed to have rejected the Offer, or (ii) accepts the Offer and Tenant subsequently does not purchase the Demised Premises pursuant to the terms of the Offer within sixty (60) days of Tenant's acceptance of the Offer, then, in either case, Landlord is free to sell the Demised Premises to the Offeror upon terms and conditions (including the purchase price) at least as favorable to Landlord as those set forth in the Offer, but subject, however, to all of the terms of this Lease. The right of first refusal shall continue in force as to the Demised Premises for all future transfers, conveyances, sales, exchanges or other dispositions of the Demised Premises during the Lease Term. If Landlord does not convey the Demised Premises pursuant to the Offer, then Tenant's rights pursuant to this Section 22.1 shall be reinstated as to the Demised Premises. In all events, Tenant's rights pursuant to this Section 22.1 shall terminate on the expiration or termination of this Lease. For purposes of this

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

Lease, "Affiliate" means: (i) any person or entity which, directly or indirectly, is in control of, is controlled by or is under common control with the party for whom an affiliate is being determined; or (ii) any person or entity who is a director or officer (or comparable position) of any entity described in clause (i) above or of the Party for whom an affiliate is being determined. For purposes hereof, control of an entity means the power, direct or indirect, to: (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or comparable positions) of such entity; or
(b) direct or cause the direction of the management and policies of such entity, whether by contract or otherwise and either alone or in conjunction with others.

         22.2. Right of First Offer. If at any time during the Lease Term, Landlord decides to sell the Demised Premises (other than a proposed transaction to an Affiliate of Landlord or an Affiliate of Tenant and subject to the limitations set forth in Section 22.3) in a transaction not covered by Section
22.1 and provided that no Event of Default by Tenant has occurred and is continuing under this Lease, Landlord shall first deliver to Tenant the price and terms on which Landlord would accept an offer to purchase the Demised Premises (the "Proposed Offer"). Tenant shall have the right to purchase the Demised Premises at the price and on such terms as contained in the Proposed Offer by delivering a written notice of acceptance to Landlord, which must be received by Landlord within thirty (30) days of delivery of the Proposed Offer to Tenant. If Tenant does not accept such Proposed Offer within the specified time, Landlord shall have the right to sell the Demised Premises during the one hundred eighty (180) day period following Tenant's rejection or deemed rejection of the Proposed Offer for a purchase price no less than ninety percent (90%) of the price set forth in the Proposed Offer, but the Lease shall continue otherwise on all of the other terms, covenants, and conditions set forth in this Lease, excluding the right of first refusal under Section 22.1 as to the sale under the Proposed Offer. However, if Landlord elects to sell the Demised Premises for a purchase price less than ninety percent (90%) of the price in the Proposed Offer during the one hundred eighty (180) day period following Tenant's rejection or deemed rejection of the Proposed Offer, such sale is subject to Tenant's right of first refusal under Section 22.1. In all events, Tenant's rights pursuant to this Section 22.2 shall terminate on the expiration or termination of this Lease.

         22.3. Limitations and Exclusions on Right of First Refusal and First Offer. Notwithstanding anything herein to the contrary, in no event shall the right of first refusal or right of first offer provided in this Section 22: (i) apply to any foreclosure of any portion of the Demised Premises or the delivery of any deed-in-lieu of foreclosure, and such right of first refusal and right of first offer shall terminate and be of no further force or effect upon and following a foreclosure or the delivery of a deed-in-lieu of foreclosure; or
(ii) be deemed to include or be triggered by any of the following: (a) any transfers not in fee; (b) any financing transaction of any nature no matter the structure, (c) any transfer or sale due to Condemnation or threat of Condemnation, or (d) any package sale transaction in which the Landlord offers or markets the Demised Premises and one or more other parcels or tracts together as one package

23. Tax Matters. Tenant shall not sublease either the Demised Premises or any portion of the Demised Premises to a "tax exempt entity" as defined in
Section 168(h)(2) of the Internal Revenue Code of 1986, as amended, at any time during the Lease Term. Neither the Tenant nor any Affiliate of Tenant shall take, for Federal, state, or local income tax purposes, a position on any tax return, amended tax return, or claim for refund, for any tax period included in the Lease Term, or in connection with the examination of any such return, or in connection with the contest of any adjustment to any such return, that, for Federal, state, or local tax purposes: (i) it is the owner, a co-owner, or a partner or joint venturer in the ownership of the Demised Premises or any portion of the Demised Premises, or (ii) it is entitled to any depreciation or cost recovery deduction with respect to the Demised Premises or any portion of the Demised Premises, or (iii) it is entitled to any interest deduction with respect to any debt incurred by the Landlord and secured by the Demised Premises. Neither Tenant nor any Affiliate of Tenant shall assert for financial accounting, regulatory accounting, or any other nontax purpose, for any period or as of any date included in the Lease Term, that (i) it is the owner, a co-owner, or a partner or joint venturer in the ownership of the Demised Premises or any portion of the Demised Premises, or (ii) it is an obligor or co-obligor on any debt incurred by the Landlord and secured by the Demised Premises. Tenant represents and warrants that, prior to the sale of the Demised Premises by Tenant to Landlord, Tenant (or an Affiliate of Tenant) used the Demised Premises in its trade or business, and Tenant (or an Affiliate of Tenant) shall continue to use the Demised Premises in its trade or business during the Lease Term. Landlord represents and warrants that at the end of the Lease Term, the Demised Premises shall be useful to or usable by Landlord for purposes other than continued leasing or transfer to the Tenant or an Affiliate of Tenant.

24.      Mortgagee Protections.

         24.1. Right to Mortgage. Landlord shall have the right to mortgage the Demised Premises, or any part or parts thereof, and its interest in this Lease, or to assign, pledge or hypothecate the same as security for any Mortgage. Tenant shall cooperate with Landlord in connection with any mortgage of the Demised Premises and shall, if requested by Landlord, consent to any amendments to this Lease reasonably required by the Mortgagee provided same shall not (i) result in an increase in Tenant's financial obligations; or (ii) otherwise materially adversely affect Tenant's rights hereunder. If Landlord shall execute a Mortgage encumbering the Demised Premises, or any part or parts thereof, and if Landlord or the Mortgagee shall send to Tenant a written notice specifying the name and address of such Mortgagee, Tenant, so long as such Mortgage shall remain unsatisfied or of record or until written notice of satisfaction is given by the Mortgagee to Tenant, shall comply with the following provisions of this
Section 24.

         24.2. Notices from Tenant. Tenant will give the Mortgagee a copy of any notice or other communication from Tenant to Landlord under this Lease at the same time of giving such notice or communication to Landlord. Tenant will not exercise any right or remedy with respect to any default or alleged default hereunder, and no notice to Landlord of any such default shall be effective until Tenant shall have so given to the Mortgagee written notice or a copy of its notice to Landlord of such default or any remedy, as the case may be. There shall be no cancellation, surrender or modification of this Lease without the prior written consent of the Mortgagee, and no such cancellation, surrender or modification shall be effective without such prior written consent.

         24.3. Remedies of Tenant; Cure by Mortgagee. Tenant will not exercise any right, power or remedy with respect to any default by Landlord hereunder until the expiration of ten (10) days beyond any cure period provided to Landlord in this Lease with respect thereto if a Mortgagee, within such cure period, shall give to Tenant written notice that it intends to undertake the correction of such default by Landlord or to cause the same to be corrected; and the Mortgagee shall thereafter cure the same. Any Mortgagee may make any payment or perform any act required hereunder to be made or performed by Landlord with the same effect as if made or performed by Landlord.

         24.4. Additional Notices to Mortgagees. Tenant shall give each Mortgagee notice of any Condemnation affecting the Demised Premises, and such Mortgagee shall have the right to intervene and be made a party to any such Condemnation proceedings, at its election. Landlord's interest in any award or damages for such Condemnation is hereby transferred and assigned to the Mortgagee to the extent that such transfer or assignment is required by the terms of such Mortgage. Tenant shall give to each Mortgagee notice of any arbitration or judicial proceedings by or between Tenant and Landlord or otherwise affecting this Lease, and the Mortgagee shall have the right to intervene therein and be made a party to such proceedings and shall receive notice of and a copy of any award or decision made in such proceedings.

         24.5. Mortgagee and Insurance. Tenant shall add the name of each Mortgagee to the "Loss Payable Endorsement" of any and all insurance policies required to be carried by Tenant hereunder. The Parties acknowledge the insurance proceeds are to be applied, either by Landlord or by any Mortgagee, in the manner specified in the Mortgage.

         24.6. Liability of Mortgagees. No Mortgagee shall become personally liable under the agreements, terms, covenants or conditions of this Lease unless and until Mortgagee becomes, and then only for as long as it remains, the owner of the Demised Premises. Upon any assignment of this Lease by any owner of the Demised Premises whose interest shall have been acquired by, through or under a Mortgage or from any holder thereof, the assignor shall be relieved of all further liability which may accrue under this Lease from and after the date of such assignment, provided that the assignee shall execute and deliver to assignor a recordable instrument of the assignment and assumption of this Lease wherein such assignee shall assume and covenant to perform and observe all provisions in this Lease required to be performed and observed by the Landlord hereunder or thereunder, as applicable, it being the intention that once the Mortgagee shall succeed to Landlord's interest under this Lease, any and all subsequent assignments (whether by such Mortgagee, any purchaser at foreclosure sale or other transferee or assignee) shall effect a release of the assignor's liability under this Lease.

25.      Bankruptcy or Insolvency.

         25.1.  Bankruptcy or Insolvency Affecting Tenant.

                25.1.1. Reliance by Landlord. Tenant acknowledges and agrees that Landlord is relying upon (i) Tenant's timely performance of all of its obligations under this Lease notwithstanding the entry of any order for relief under any Law governing Tenant pertaining to any insolvency, bankruptcy or bank failure of Tenant, and (ii) all Events of Default of Tenant under this Lease being cured promptly and this Lease being assumed within sixty (60) days of any order for relief entered under any Law on behalf of Tenant, or this Lease being rejected within such 60-day period and the Demised Premises surrendered to Landlord.

                25.1.2. Tenant Acknowledgements. Tenant hereby agrees that: (a) all obligations that accrue under this Lease (including the obligation to pay Base Rent and Additional Rent), from and after the date that any bankruptcy or similar action described in Section 25.1.1 is commenced shall be timely performed exactly as provided in this Lease and any failure to so perform shall be harmful and prejudicial to Landlord; (b) any and all obligations under this Lease of Tenant that become due from and after the date that any action is commenced and that are not paid as required by this Lease shall, in the amount of such obligations, constitute administrative expense claims allowable under applicable Laws with priority of payment at least equal to that of any other actual and necessary expenses incurred after the commencement of such action;
(c) any extension of the time period within which the Tenant may assume or reject this Lease without an obligation to cause all obligations coming due under this Lease from and after the date that any such action is commenced to be performed as and when required under this Lease shall be harmful and prejudicial to Landlord; (d) any time period designated as the period within which the Tenant must cure all defaults and compensate Landlord for all pecuniary losses which extends beyond the date of assumption of this Lease shall be harmful and prejudicial to Landlord; (e) any assignment of this Lease must result in all terms and conditions of this Lease being assumed by the assignee without alteration or amendment, and any assignment which results in an amendment or alteration of the terms and conditions of this Lease without the express written consent of Landlord shall be harmful and prejudicial to Landlord; (f) any proposed assignment of this Lease to an assignee that does not possess the financial condition, operating performance and experience characteristics equal to or better than the financial condition, operating performance and experience of Tenant as of the Effective Date shall be harmful and prejudicial to Landlord; and (g) the rejection (or deemed rejection) of this Lease for any reason whatsoever shall constitute cause for immediate relief from the automatic stay provisions of any applicable Law (if such stay is imposed), and Tenant stipulates that such automatic stay shall be lifted immediately and possession of the Demised Premises will be delivered to Landlord immediately without the necessity of any further action by Landlord.

                25.1.3. No Waiver of Landlord's Rights. No provision of this Lease shall be deemed a waiver of Landlord's rights or remedies under any applicable Law to oppose any assumption or assignment of this Lease, to require timely performance of Tenant's obligations under this Lease, or to regain possession of the Demised Premises as a result of the failure of Tenant to comply with the terms and conditions of this Lease or applicable Laws.

                25.1.4. Definition of Rent. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as such, shall constitute "rent" for the purposes of all applicable Laws (and along with Base Rent and Additional Rent are referred to herein collectively as "Rent".)

                25.1.5. Definitions. For purposes of this Section 25 addressing the rights and obligations of Landlord and Tenant in the event that any action is commenced, the term "Tenant" shall include Tenant's successor, whether in bankruptcy, a trustee, a debtor in possession or other responsible person.

                25.2. Bankruptcy Affecting Landlord. If Landlord (as debtor in possession) or a trustee in bankruptcy for Landlord rejects this Lease in connection with any bankruptcy proceeding involving Landlord, Tenant shall not have the right to elect to treat this Lease as terminated.

26. Negotiated Transaction. Landlord and Tenant each represent to the other that in the negotiation and drafting of this Agreement each has been represented by and has relied upon the advice of counsel of its choice. Each of Landlord and Tenant affirm that its counsel has had a substantial role in the drafting and negotiation of this Agreement; therefore, this Agreement will be deemed drafted by each of Landlord and Tenant, and the rule of construction to the effect that any ambiguities are to be resolved against the drafter will not be employed in the interpretation of this Agreement.

27.      Miscellaneous.

         27.1. Acceptance. Each Party hereto acknowledges that it has read this Lease, consulted with legal counsel, and that its signature hereto signifies acceptance of each and every term hereof.

         27.2. Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the full Base Rent, Additional Rent or other amounts to be paid hereunder is to be other than on account of the earliest of such items then due, nor may any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such amount due or pursue any other remedy in this Lease provided.

         27.3. Amendment and Modification. No amendment, modification, supplement, termination, consent or waiver of any provision of this Lease, nor consent to any departure herefrom, shall in any event be effective unless the same is in writing and is signed by the Party against whom enforcement of the same is sought. Any waiver of any provision of this Lease and any consent to any departure from the terms of any provision of this Lease shall be effective only in the specific instance and for the specific purpose for which given.

         27.4. Captions. Captions contained in this Lease have been inserted herein only as a matter of convenience and in no way define, limit, extend or describe the scope of this Lease or the intent of any provision hereof.

         27.5. Construction. Unless the context of this Lease clearly requires otherwise: (i) references to the plural include the singular and vice versa;
(ii) references to any person include such person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Lease;
(iii) references to one gender include all genders; (iv) "including" is not limiting; (v) "or" has the inclusive meaning represented by the phrase "and/or";
(vi) the words "hereof", "herein", "hereby", "hereunder" and similar terms in this Lease refer to this Lease as a whole and not to any particular provision of this Lease; (vii) paragraph, section, clause and Exhibit references are to this Lease unless otherwise specified; (viii) reference to any agreement (including this Lease), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof; and (ix) general or specific references to any Law mean such Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.

         27.6. Counterparts. This Lease may be executed by Landlord and Tenant on any number of separate counterparts, and all such counterparts so executed constitute one agreement binding on all the Parties notwithstanding that Landlord and Tenant are not signatories to the same counterpart.

         27.7. Entire Agreement. This Lease constitutes the entire agreement between Landlord and Tenant pertaining to the subject matter hereof and supersedes all prior agreements, letters of intent, understandings, negotiations and discussions of the Parties, whether oral or written, except the Purchase Agreement, provided, however, that the parties acknowledge that the Purchase Agreement contains no contractual or legal right to withhold, deduct, abate, reduce or off set any amounts against any Base Rent or Additional Rent payable under this Lease (Tenant acknowledging its obligation to timely pay all Base Rent and Additional Rent is absolute) nor any right to terminate this Lease.

         27.8. Exhibits. All of the Exhibits attached to this Lease are deemed incorporated herein by reference.

         27.9. Failure or Delay. No failure on the part of a Party to exercise, and no delay in exercising, any right, power or privilege hereunder operates as a waiver thereof; nor does any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. No notice to or demand on a Party in any case entitles such Party to any other or further notice or demand in similar or other circumstances, except as required under this Lease.

         27.10. Further Assurances. Landlord and Tenant shall execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Lease.

         27.11. Governing Law. This Lease and the rights and obligations of Landlord and Tenant hereunder shall be governed by and construed and interpreted in accordance with the Laws of the state in which the Demised Premises are located, without regard to conflict or choice of law rules.

         27.12. Landlord's Liability. In the event that Tenant alleges Landlord is in default under this Lease, Landlord shall not be in default under this Lease unless Tenant has provided written notice to Landlord of such alleged default and Landlord shall have failed within thirty (30) days after Tenant delivers such notice to cure the alleged default, or, if such default is not capable of being cured within such thirty (30) day period, Landlord has not commenced such performance in good faith within such thirty (30) day period and has not cured the alleged default within ninety (90) days of such notice. Anything in this Lease to the contrary notwithstanding, Tenant must look solely to the estate of Landlord in the land and building comprising the Demised Premises for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms and provisions of this Lease to be observed or performed by Landlord, subject, however, to the prior rights of the holder of any Mortgage; provided, however, in no event shall Tenant be entitled to receive ownership of or an ownership interest in the Demised Premises or any portion thereof. No other assets of Landlord are subject to levy, execution or other judicial process for the satisfaction of Tenant's claim, and Landlord shall not be liable for any such default or breach except to the extent of Landlord's estate in the Demised Premises.

         27.13. Legal Fees. Except as otherwise provided herein, all legal and other costs and expenses incurred in connection with this Lease and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses.

         27.14. No Joint Venture or Partnership. Landlord and Tenant agree that nothing contained herein is to be construed as making Landlord and Tenant joint venturers or partners.

         27.15. Notices. All notices, consents, requests, demands and other communications hereunder shall be in writing, and are deemed to have been duly given or made: (i) when delivered in person; (ii) three (3) days after being deposited in the United States mail, first class postage prepaid; (iii) in the case of overnight courier services, one (1) business day after delivery to the overnight courier service with payment provided for; or (iv) in the case of fax, when sent, verification received; in each case addressed as follows:

                if to Landlord:

                         FI Properties Pool I LP
                         39400 Woodard Avenue, Suite 250
                         Bloomfield Hills, Michigan  48304-2876
                         Attention:
                                   ---------------------------
                         Fax No.:
                                   ---------------------------

                                 with a copy to:

                         Honigman Miller Schwartz and Cohn LLP
                         2290 First National Building
                         Detroit, MI  48226
                         Attention:  Lawrence D. McLaughlin, Esq.
                         Fax No.:  (313) 465-7474


                Landlord's Payment Address:

                         FI Properties Pool I LP
                         39400 Woodard Avenue, Suite 250
                         Bloomfield Hills, Michigan  48304-2876
                         Attn:
                              ---------------------------
                if to Tenant:

                         First National Bank of Chester County
                         9 North High Street
                         West Chester, PA  19380
                         Attention: John E. Balzarini, Chief Financial Officer Fax No.: (484) 881-4339

                                 with a copy to:

                         MacElree Harvey
                         17 West Miner Street
                         P.O. Box 660
                         West Chester, PA 19381
                         Attention:  James B. Urie, LL.M.
                         Fax No.:  (610) 429-4486

or to such other address as any Party may designate by notice to the other Party in accordance with the terms of this Section.

         27.16. Remedies Cumulative. Except as otherwise provided in this Lease, each and every right granted hereunder and the remedies provided for under this Lease are cumulative and are not exclusive of any remedies or rights that may be available to a Party at Law in equity or otherwise. Notwithstanding the foregoing, in the event of any default by Landlord, Tenant's sole and exclusive remedy is to request arbitration or bring an action under Section 31.2 for damages against Landlord, subject to Section 27.12. Tenant shall have no contractual or legal right to withhold, deduct, abate, reduce or off set any amounts against any Base Rent or Additional Rent payable under this Lease (Tenant acknowledging its obligation to timely pay all Base Rent and Additional Rent is absolute) nor any right to terminate this Lease. Tenant hereby waives any rights at Law or in equity or otherwise (i) to terminate this Lease, (ii) to pursue any remedy for a default by Landlord except a request for arbitration or bringing an action under Section 31.2 for any damages actually incurred by Tenant, and (iii) for any speculative or consequential damages.

         27.17. Severability. Any provision of this Lease which is prohibited, unenforceable or not authorized in any jurisdiction shall be, as to such jurisdiction, ineffective to the extent of any such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof, or affecting the validity, enforceability or legality of such provision in any other jurisdiction, unless the ineffectiveness of such provision would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable; provided, however, that in no such event shall Tenant be released of its obligations hereunder to pay Base Rent, Additional Rent and its other monetary obligations hereunder without the prior written consent of Landlord.

         27.18. Successors and Assigns. All provisions of this Lease are binding upon, inure to the benefit of and are enforceable by or against the Parties and their respective successors and permitted assigns.

         27.19. Third-Party Beneficiary. This Lease is solely for the benefit of the Parties and their respective successors and permitted assigns, and no other person shall have any right, benefit, priority or interest under or because of the existence of this Lease.

         27.20. Memorandum of Lease. This Lease shall not be recorded. The Parties shall execute and record, in the land records for the county and state in which the Demised Premises are located, within ten (10) days of the Effective Date or such longer reasonable time thereafter, a memorandum of lease in the form attached hereto as Exhibit C and incorporated herein by reference (the "Memorandum of Lease"). Upon the expiration or earlier termination of this Lease, Landlord and Tenant shall enter into a memorandum, in recordable form reasonably satisfactory to Landlord and Tenant, terminating the Memorandum of Lease of record in the county in which the Demised Premises is located. If Tenant refuses to sign a termination of the Memorandum of Lease, Tenant hereby grants to Landlord a limited power of attorney for the purpose of executing such termination document on behalf of Tenant and in Tenant's name, which power of attorney is irrevocable and coupled with an interest.

         27.21. Requests for Landlord's Consent or Approval. Notwithstanding anything contained herein to the contrary, any requests by Tenant for Landlord's approval or consent as permitted under this Lease shall be in writing and shall be accompanied by sufficient information (as determined in Landlord's reasonable discretion) for Landlord to make an informed decision as to whether to give or withhold its approval or consent.

         27.22. Operating Covenant. Tenant shall, except during reasonable periods for Repair, cleaning and making Alterations, keep those portions of the Demised Premises intended for use by the public open to the public for business and have adequate personnel in attendance on all days other than weekends and customary holidays in the area in which the Demised Premises is located. Tenant shall not at any time leave the Demised Premises vacant for a period in excess of sixty (60) days, but shall in good faith continuously throughout the Lease Term conduct and carry on the type of business for which the Demised Premises is leased.

         27.23. Confidential Information. Landlord and Tenant acknowledge that either Party may be required to make public disclosure of material facts concerning this Lease from time to time in order to satisfy the requirements of applicable securities, banking or other applicable Laws. Other than such disclosure that may be required to comply with applicable Laws, the Parties agree to treat as confidential and to use reasonable efforts to prevent the inadvertent disclosure of proprietary information of either Party delivered to the other pursuant to or in furtherance of the purposes of this Lease; provided, however, that nothing herein shall be deemed to preclude or impair the ability of either Party to deliver any such information to its attorneys, accountants, lenders, investors and other such interested parties. Notwithstanding anything herein to the contrary, each Party and its employees, officers, representatives, or other agents may disclose to any and all persons and entities, without limitation of any kind, the tax treatment and tax structure of the transaction evidenced by this Lease and all materials or documents of any kind (including opinions or other tax analyses) that are provided to or obtained by such Party relating to such tax treatment and tax structure.

28. No Merger. Without the written consent of Landlord, Tenant, and all Mortgagees, the fee estate and the leasehold estate created herein shall remain distinct and separate estates and shall not merge, notwithstanding the acquisition of both the fee estate and the leasehold estate by Landlord, Tenant, any Mortgagee, or a third party, whether by purchase or otherwise.

29. Time is of the Essence. Time is of the essence with respect to each and every provision of this Lease in which time is a factor; provided, however, the preceding provision shall not limit Tenant's or Landlord's right to notices and cure periods expressly provided for in this Lease.

30. Waiver of Jury Trial. LANDLORD AND TENANT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS OR ASSIGNS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF

LANDLORD AND TENANT, THE USE OR OCCUPANCY OF THE DEMISED PREMISES, OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

31.      Arbitration.

         31.1. Arbitration Proceedings. Any controversy, claim, or dispute between, among or involving the Parties, arising out of or relating to this Lease or any agreements or instruments relating hereto, including any claim based on or arising from an alleged tort, shall at the request of a Party be determined by binding arbitration. The arbitration shall be conducted in Cook County, Illinois in accordance with the United States Arbitration Act (Title IX, U.S. Code), notwithstanding any choice of law provision in this Lease, and under the auspices and Commercial Arbitration Rules of the American Arbitration Association ("AAA") then in effect. If AAA is unable or legally precluded from administering the arbitration, then it shall be conducted under the auspices and the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of the Judicial Arbitration and Mediation Service, Inc./Endispute, Inc. (" JAMS/Endispute"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim, and any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Section 27.23 of this Lease entitled "Confidential Information" shall apply to the arbitration proceeding, including all evidence taken and any opinion rendered by the arbitrator(s), which will constitute confidential information of both parties. Judgment affirming the decision rendered by the arbitrator(s) may be entered in any court having jurisdiction. THE PARTIES EXPRESSLY WAIVE ANY RIGHT OR CLAIM FOR EXEMPLARY AND/OR PUNITIVE DAMAGES. Accordingly, arbitrator(s) shall have no authority to award any punitive or exemplary damages.

         31.2. Binding Effect. In agreeing to the foregoing, the Parties understand and agree as follows:

         1.     Arbitration is final and binding on the Parties.

         2. The Parties are waiving their right to seek remedies in court, including the right to a jury trial.

         3. Pre-arbitration discovery is generally more limited than and different from court proceedings.

         4. The arbitrator(s)' award is not required to include factual findings or legal reasoning and any Party's right to appeal or to seek modification on the rulings by the arbitrator(s) is strictly limited.

         5. Arbitrator(s) may include arbitrator(s) who were or are affiliated with the banking and/or securities industry.

         If for any reason arbitration is not available or suit must be brought to compel arbitration, any controversy, claim, or dispute between, among or involving the Parties, arising out of or relating to this Lease or any agreements or instruments relating hereto, including any claim based on or arising from an alleged tort, must be brought in the courts of the State of New York located in Kings County or in the Southern District United States District Court of New York, and, by execution and the delivery of this Lease, each Party hereby accepts and submits for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. The Parties irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. Each Party irrevocably consents to the service or process of any such courts and in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, each to each of the other Parties at its address provided herein, such service to become effective thirty (30) days after such mailing.

         32. State Specific Provisions. Attached hereto as Exhibit D are provisions applicable to the state in which the Property is located. To the extent any of the provisions in this Agreement are in conflict with the provisions in Exhibit D, the provisions in Exhibit D shall control.

         IN WITNESS WHEREOF, the Parties have executed and delivered this Lease as of the date and year first set forth above.

         THIS LEASE CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                           "TENANT"

                           FIRST NATIONAL BANK OF CHESTER COUNTY,
                           a national banking association


                           By:      /s/ John Balzarini
                                    --------------------------------------------
                           Printed Name:     John Balzarini
                                        ----------------------------------------

                           Title:   Chief Financial Officer
                                    --------------------------------------------



                           "LANDLORD"

                           FI PROPERTIES POOL I LP,
                           a Delaware limited partnership

                           By:      FI Properties Pool I Manager LLC,
                                    a Delaware limited liability company
                           Its:     General Partner

                           By:      FI Properties Acquisition LLC,
                                    a Delaware limited liability company
                           Its:     Sole Member

                           By:      FI Properties Holding LLC,
                                    a Delaware limited liability company
                           Its:     Sole Member

                           By:      Kojaian Ventures, L.L.C.,
                                    a Michigan limited liability company,
                           Its:     Sole Member

                           By:      Kojaian Ventures--MM, Inc.,
                                    a Michigan corporation
                           Its:     Manager


                           By:      /s/ C. Michael Kojaian
                           ---      --------------------------------------------
                                    C. Michael Kojaian
                           Its:     President

                                    Exhibit A

                                Demised Premises

ALL THAT  CERTAIN lot or piece of ground  with the  buildings  and  improvements thereon erected,  Situate in the Township of West Goshen,  County of Chester and

Commonwealth  of  Pennsylvania,  bounded and  described  according  to a Plan of

Subdivision made for Hough/Loew Assoc. by Chester Valley Engineers,  Inc., dated

February 29, 1984 and last revised July 11, 1984 and said plan being recorded in the Office for the  Recording of Deeds,  in and for Chester  County in Plan File

#5021, as follows, to wit:


BEGINNING  at a point on the  Southeasterly  side of Carter Drive (50 feet wide)

said point  being the  distance  of 39.27 feet  measured  on the arc of a circle curving  to the right  having a radius of 25 feet from a point of tangent on the

Northeasterly  side of  Matlack  Street;  Thence  extending  from said  point of beginning  along the  Southeasterly  side of Carter  Drive  North 62  degrees 34 minutes  5  seconds  East,  233.50  feet to a point a  corner  of Lot 6;  Thence extending along same South 27 degrees 25 minutes 55 seconds East, 382.55 feet to a point;  Thence  extending  South 62 degrees 34 minutes 5 seconds West,  258.80 feet to a point on the  Northeasterly  side of Matlack Street;  Thence extending along the Northeasterly side of Matlack Street the two (2) following courses and distances:  (1) North 27 degrees 25 minutes 55 seconds  West,  357.55  feet to a point of curve  and (2) on the arc of a circle  curving  to the  right  having a radius of 25 feet the arc  distance of 39.27 feet to the first  mentioned  point and place of BEGINNING.


BEING Lot 5, as shown on said Plan.

                                    Exhibit B

                              Permitted Exceptions

1.    Rights of persons in possession under recorded or unrecorded leases.

2. Encroachments, easements and other matters revealed or which would be revealed by an accurate survey of the Demised Premises.

3. All easements, liens, rights of way, and other title matters and exceptions of record, including without limitation the following

      (To be inserted by the Parties from the applicable title commitment/policy of Landlord)

4.    Zoning regulations and ordinances

5. The physical and environmental condition of the Demised Premises as of the date of this Lease

                                    Exhibit C

                           Form of Memorandum of Lease



                               MEMORANDUM OF LEASE


      This Memorandum of Lease (this "Memorandum") is made and entered into as of the 28 day of September, 2007 (the "Effective Date") by and between FI PROPERTIES POOL I LP, a Delaware limited partnership ("Landlord") and FIRST NATIONAL BANK OF CHESTER COUNTY, a national banking association ("Tenant").

                                                                  RECITALS

      A. Landlord and Tenant have entered into that certain Lease dated as of even date herewith (the "Lease").

      B. The Lease pertains to certain premises located in the County of Chester, Commonwealth of Pennsylvania, as more specifically described on Exhibit A attached hereto and made a part hereof (the "Demised Premises").

      C. Landlord and Tenant desire to evidence the Lease in the official land records of Chester County, Pennsylvania by the recitations contained in this Memorandum.

                                    AGREEMENT

      In consideration of the foregoing and for other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), Landlord has agreed to demise, lease and let unto Tenant the Demised Premises, as follows:

      1. Term. The term of the Lease is for a fifteen (15) year period (the "Term"). The Term commenced as of the Effective Date.

      2. Right of First Refusal/Right of First Offer. Landlord has granted Tenant a right of first refusal and a right of first offer to purchase the Demised Premises, which rights are more particularly described in the Lease.

      3. Incorporation of Lease. This Memorandum is subject to all of the conditions, terms and provisions of the Lease, which conditions, terms and provisions are hereby adopted and made a part hereof by reference to the same in the same manner as if all the provisions thereof were copied herein in full.

      4. Conflict. In the event of a conflict between the terms of the Lease and this Memorandum, the Lease prevails. Reference should be made to the Lease for a more detailed description of all matters contained in this Memorandum.

      5. Notice. This Memorandum is intended for recording purposes only and does not modify, supersede, diminish, add to or change all or any of the terms of the Lease in any respect.

      IN WITNESS WHEREOF, the parties have caused this Memorandum to be signed as of the date first written above.

                            Landlord

                            FI PROPERTIES POOL I LP,
                            a Delaware limited partnership

                            By:      FI Properties Pool I Manager LLC,
                                     a Delaware limited liability company
                            Its:     General Partner

                            By:      FI Properties Acquisition LLC,
                                     a Delaware limited liability company
                            Its:     Sole Member

                            By:      FI Properties Holding LLC,
                                     a Delaware limited liability company
                            Its:     Sole Member

                            By:      Kojaian Ventures, L.L.C.,
                                     a Michigan limited liability company,
                            Its:     Sole Member

                            By:      Kojaian Ventures--MM, Inc.,
                                     a Michigan corporation
                            Its:     Manager


                            By:
                                     C. Michael Kojaian
                            Its:     President


                            Tenant

                            FIRST NATIONAL BANK OF CHESTER
                            COUNTY, a national banking association


                            By:
                            Name:
                            Title:

[Appropriate notary acknowledgments and exhibits to be added, and document to be put in proper form for recording.]

                                    Exhibit D

                            State Specific Provisions


1. Waiver. Except as otherwise specified in this Lease, to the maximum extent permitted by Law, Tenant expressly waives the benefits of all laws, now or hereafter in force, including, without limitation, demand for rent, demand for possession, notice of forfeiture, notice of termination and any other demands or notices required by applicable Law, but exempting any property within the Demised Premises or elsewhere from distraint, levy or sale. In addition, Tenant hereby expressly waives any right to assert a defense based on merger and agrees that neither the commencement of any action or proceeding, nor the settlement thereof, nor the entry of judgment thereon bars Landlord from bringing any subsequent actions or proceedings from time to time. Furthermore, Tenant expressly waives any and all rights under the Landlord and Tenant Act of 1951, 68 P.S. 250.101, et seq., and all supplements and amendments thereto, including rights authorizing the sale of any goods distrained for Base Rent and Additional Rent at any time after seven (7) days from said distraint without any appraisement and condemnation thereof. Tenant agrees that with regard to any notice requirements of the said Landlord and Tenant Act said notice requirements are waived, Tenant agreeing to substitute seven (7) days notice in all instances unless a larger notice period is provided by this Lease.

 2.      Brokerage Clause.

                (a) Landlord represents that Landlord has dealt directly with and only with __________ (whose commission shall be paid by Landlord pursuant to separate agreement), in connection with this Lease and Landlord hereby agrees to defend, indemnify and save harmless Tenant against all claims, liabilities, losses, damages, costs and expenses (including reasonable attorneys' fees and other costs of defense) arising from Landlord's breach of this representation.

                (b) Tenant represents that Tenant has dealt directly with and only with __________________ (whose commission shall be paid by Landlord pursuant to separate agreement), in connection with this Lease and agrees to defend, indemnify and save harmless Landlord against all claims, liabilities, losses, damages, costs and expenses (including reasonable attorneys' fees and other costs of defense) arising from Tenant's breach of this representation.

3. Confession of Judgment Clause. THE FOLLOWING TWO PARAGRAPHS SET FORTH WARRANTS OF ATTORNEY FOR A PROTHONOTARY, CLERK OF COURT OR ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT. IN GRANTING THESE WARRANTS OF ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT, TENANT HEREBY KNOWINGLY, INTENTIONALLY, AND
VOLUNTARILY, AND ON THE ADVICE OF THE SEPARATE COUNSEL OF TENANT, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TENANT HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

         TENANT COVENANTS AND AGREES THAT IF THERE IS ANY EVENT OF DEFAULT OF TENANT, THEN LANDLORD MAY, WITHOUT LIMITATION, CAUSE JUDGMENTS FOR MONEY TO BE ENTERED AGAINST TENANT AND, FOR THOSE PURPOSES, TENANT HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY, CLERK OF COURT, ATTORNEY OF ANY COURT OF RECORD AND/OR LANDLORD (AS WELL AS SOMEONE ACTING FOR LANDLORD) IN ANY AND ALL ACTIONS COMMENCED AGAINST TENANT FOR RECOVERY OF THE BASE RENT,

ADDITIONAL RENT AND/OR OTHER AMOUNTS TO BE PAID TO LANDLORD BY TENANT TO APPEAR FOR TENANT, AND ASSESS DAMAGES AND CONFESS OR OTHERWISE ENTER JUDGMENT AGAINST TENANT, FOR ALL OR ANY PART OF THE BASE RENT, ADDITIONAL RENT AND/OR OTHER AMOUNT AMOUNTS TO BE PAID TO LANDLORD BY TENANT, TOGETHER WITH INTEREST, COSTS AND AN ATTORNEY'S COMMISSION OF TEN PERCENT (10%) OF THE FULL AMOUNT OF SUCH BASE RENT, ADDITIONAL RENT, AMOUNTS AND SUMS, BUT NOT LESS THAN FIVE THOUSAND AND 00/100 DOLLARS ($5,000.00), AND THEREUPON WRITS OF EXECUTION AS WELL AS ATTACHMENT MAY FORTHWITH ISSUE AND BE SERVED, WITHOUT ANY PRIOR NOTICE, WRIT OR PROCEEDING WHATSOEVER. THE WARRANT OF ATTORNEY HEREIN GRANTED SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF AND SUCCESSIVE ACTIONS MAY BE COMMENCED AND SUCCESSIVE JUDGMENTS MAY BE CONFESSED OR OTHERWISE ENTERED AGAINST TENANT FROM TIME TO TIME AS OFTEN AS ANY OF THE BASE RENT, ADDITIONAL RENT AND/OR OTHER AMOUNTS AND SUMS SHALL BE DUE OR BE IN ARREARS, AND THIS WARRANT OF ATTORNEY MAY BE EXERCISED AFTER THE TERMINATION OR EXPIRATION OF THE TERM AND/OR DURING OR AFTER ANY EXTENSIONS OF THE TERM OR RENEWALS OF THIS LEASE.

         TENANT COVENANTS AND AGREES THAT IF THERE IS ANY EVENT OF DEFAULT OF TENANT OR THIS LEASE IS TERMINATED OR THE TERM OR ANY EXTENSIONS OR RENEWALS THEREOF IS TERMINATED OR EXPIRES, THEN LANDLORD MAY, WITHOUT LIMITATION, CAUSE JUDGMENTS IN EJECTMENT FOR POSSESSION OF THE DEMISED PREMISES TO BE ENTERED AGAINST TENANT AND, FOR THOSE PURPOSES, TENANT HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY, CLERK OF COURT, ATTORNEY OF ANY COURT OF RECORD AND/OR LANDLORD (AS WELL AS SOMEONE ACTING FOR LANDLORD) IN ANY AND ALL ACTIONS COMMENCED FOR RECOVERY OF POSSESSION OF THE DEMISED PREMISES TO APPEAR FOR TENANT AND CONFESS OR OTHERWISE ENTER JUDGMENT IN EJECTMENT FOR POSSESSION OF THE DEMISED PREMISES AGAINST TENANT AND ALL PERSONS CLAIMING DIRECTLY OR INDIRECTLY BY, THROUGH OR UNDER TENANT, AND THEREUPON A WRIT OF POSSESSION MAY FORTHWITH ISSUE AND BE SERVED, WITHOUT ANY PRIOR NOTICE, WRIT OR PROCEEDING WHATSOEVER. IF, FOR ANY REASON AFTER THE FOREGOING ACTION OR ACTIONS SHALL HAVE BEEN COMMENCED, IT SHALL BE DETERMINED THAT POSSESSION OF THE DEMISED PREMISES SHOULD REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT TO COMMENCE ONE OR MORE FURTHER ACTIONS AS HEREIN BEFORE SET FORTH TO RECOVER POSSESSION OF THE DEMISED PREMISES INCLUDING, WITHOUT LIMITATION, APPEARING FOR TENANT AND CONFESSING OR OTHERWISE ENTERING JUDGMENT FOR POSSESSION OF THE DEMISED PREMISES AS HEREIN BEFORE SET FORTH.

         THE UNDERSIGNED TENANT ACKNOWLEDGES THAT IT FULLY UNDERSTANDS THE CONFESSIONS OF JUDGMENT CONTAINED IN THE PRECEDING TWO PARAGRAPHS HEREOF AND THAT THE LANDLORD-TENANT RELATIONSHIP CREATED HEREBY IS COMMERCIAL IN NATURE AND THAT THE UNDERSIGNED WAIVES ANY RIGHT TO A HEARING WHICH WOULD OTHERWISE BE A CONDITION TO LANDLORD'S OBTAINING THE JUDGMENTS AUTHORIZED BY THE PREVIOUS TWO PARAGRAPHS.

FIRST NATIONAL BANK OF CHESTER COUNTY, as Tenant


By:      /s/ John Balzarini
         -----------------------
Name:    John Balzarini
         -----------------------
Title:   Chief Financial Officer
         -----------------------
Date: